As filed with the Securities and Exchange Commission on March 9, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of Registrant as specified in charter)

570 Lexington Avenue New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022-6837

(Name and address of agent for service)

Registrant’s telephone number, including area code 800-245-9888

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Rochdale Emerging Markets Portfolio

Annual Report

December 31, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

February 28, 2012

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (collectively referred to hereinafter as the “Funds” or the “Portfolios” and individually referred to as the “Fund” or the “Portfolio” within the respective sections) for the year ended December 31, 2011. Our outlook for the U.S. economy remains one of continued slow growth. Although economic growth proved to be resilient over the past year, the financial markets experienced high volatility and a mini-panic last summer when most economists saw a meaningful rise in recession risks. Since then, four months of consistently positive economic data has reduced our recession risk probability to 20%. At this time, economic growth appears increasingly self-sustaining. However, that outlook is subject to European economic weakness and sovereign debt issues not causing a large enough negative feedback loop to the U.S. economy and corporate profits. As the European sovereign debt situation becomes less volatile through ECB policy actions, the risks to the U.S. economic recovery lessen.

2011 was one of the most difficult investing periods on record, as equity markets were repeatedly overwhelmed in the second half of the year by rising and falling sentiment regarding the outcome of the U.S. debt ceiling debate and the future of the Eurozone. These larger macroeconomic concerns swamped the fundamental factors that have been historically relied upon to assess risk, such as the quality of a company’s balance sheet and factors associated with their income statements. Moreover, these macroeconomic challenges, driven by high debt levels were significantly policy dependent, leaving us, along with everyone else on Wall Street, with little confidence in the ability to forecast potential outcomes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

Broad Market Index Performance For the Year Ended December 31, 2011
Index	Total Return
S&P 500	2.11%
S&P MIDCAP 400	-1.73%
S&P SMALLCAP 600	1.02%
NASDAQ COMPOSITE	-1.80%
MSCI AC WORLD EX USA	-6.86%
BARCLAYS AGGREGATE BOND	7.84%
Source: FactSet

ROCHDALE INVESTMENT TRUST

Indeed, the events of the past year have reinforced the outsized role governmental policy has played during this economic cycle, creating a paranormal experience where the nature of downside risks has turned more political and unanalyzable. When our recession risk potential reached 55% last summer, our risk management prioritization process led us to reduce risk in the Portfolios by raising cash, reducing exposure to cyclical sectors at a loss, and repositioning defensively for expectations of continued market volatility and uncertain economic growth.

Investing in an environment where non-analyzable factors exist can create short-term difficulties. After the stock market declined over 15% during the fall months, there was clear evidence that further downside risk remained. However, in a highly unusual change in sentiment, equity markets soared upwards of 15% to 20% almost immediately. This type of sequence rarely happens, with the last similar experience taking place over 20 years ago. While it is difficult to accept underperformance as a result of taking less risk, we believe our responsibility as portfolio managers is to limit our client’s downside exposure when the data shows such risks to be high.

We take little comfort in the fact that most mutual fund managers underperformed the market in 2011. Morningstar data show less than a third of the 21,000 mutual funds it tracks beat their benchmarks last year and 92% of the approximately 8,000 funds that Lipper tracks suffered losses. This experience shows the potential for politicians to create both large negative and positive market swings, and is a new embedded risk for equity as well as fixed income investors. Until a permanent solution is found, both in Europe as well as the U.S., with respect to the mounting debt being accumulated by governments, we must expect that the ongoing impact of policy decisions will cause volatile changes in sentiment across financial markets.

Predicting such policy decisions and their impact requires a large degree of humility. At our core we are an analytically driven, research focused firm and believe that building strong, long-term returns rests on strong fundamental analysis. We continue to build well diversified, thoughtfully constructed Portfolios of high quality, individual securities based on the extensive research and experience of our Fund managers. However, investing today means accepting the fact that company specific attributes are at times outweighed by economic, political, and market dynamics. Because stock and bond values can be materially distorted from fundamental values during such periods, this means investing more than ever has to be viewed through a longer horizon with return objectives and risk tolerances well established ahead of time.

Over Rochdale’s 25 years of experience, our fundamental approach has withstood many periods of uncertainty, and shareholders in Rochdale Funds can continue to rely on our time tested investment process and our team of trained portfolio managers to successfully navigate through the unique economic and financial landscape ahead. Looking forward, despite the many challenges that will limit the pace of growth, the feedback between steady job creation, improving confidence, low interest rates, and moderate consumer spending indicate that the economy is entering a more self-sustaining phase of recovery. Though the potential for headline risks which can move the markets remains, we see enough stability in the outlook to be optimistic about markets and the Portfolios in 2012.

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Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, industrials, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the year ended December 31, 2011, Rochdale’s Large Growth Portfolio returned -19.25%, underperforming the S&P 500/Citi Growth benchmark’s 4.65%.

With macroeconomic headlines and high uncertainty dominating the market, 2011 was one of the most volatile years on record. Following a strong year in 2010 that saw Rochdale’s Large Cap Growth Fund strongly outperform the benchmark by more than 6%, the Portfolio strategy decision to be defensive and conservative suffered in this environment. Despite owning quality, fundamentally sound companies with good growth potential, our overweight in certain industries such as industrials, energy and technology detracted from performance when concerns about the Euro debt crisis and sustainability of global economic growth developed in the third quarter.

As our own concerns grew, and our recession risk rose to over 50%, we made the appropriate decision to reallocate the Portfolio and raise cash. Our conservative stance though was not effective due to the unusual situation where markets almost immediately reversed course. Had we not raised cash, the performance would have been considerably stronger in the fourth quarter, recovering most of the underperformance in the third quarter.

Looking forward, our number one priority will continue to be risk management, but with increased stability in the near term outlook, we have now positioned the Portfolio for a period of sustained slow growth. In such an environment we are targeting sectors/industries that will be able to grow revenue and earnings despite headwinds still facing the economy such as; health care, consumer services, and commercial services and our focusing investment on high quality companies with strong balance sheets and attractive valuation. We believe that in the long term companies with these characteristics will outperform.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio, inception date 12/31/1999, is 1.33% based upon the 4/30/2011 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: -19.25%, -4.07% and -1.16%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: -23.89%, -5.20% and -1.74%, respectively.

Large Growth Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
EMC Corp.	6.63%
TJX Companies, Inc./The	6.58%
Autodesk, Inc.	5.15%
Trimble Navigation Ltd.	4.92%
Altera Corp.	4.75%
Big Lots, Inc.	4.66%
Amazon.com, Inc.	4.61%
Oracle Corp.	4.29%
Mylan Inc.	4.29%
Agilent Technologies, Inc.	3.17%

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Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2011, the Large Value Portfolio returned -22.16%, underperforming the S&P 500/Citi Value benchmark’s -0.48%.

The Large Value Portfolio outperformed strongly in 2010 and in the first quarter of 2011 but underperformed from the second quarter to the fourth quarter of 2011 when macroeconomic political risks dominated the market and our time tested recession monitor rose significantly to above 50%. Our decision to be defensive during this period of high uncertainty, led us to reallocate the Portfolio and raise cash which contributed to the underperformance when the market rebounded in October.

What made the last six months of 2011 so challenging was analyzing the full impact of the unfolding Euro Debt Crisis on the financial system and global economy. The problems facing Europe’s leaders are highly complex with no good permanent solution available. This was the basis for us to act conservatively and take equity risk down by raising cash. Had we not raised cash, the performance would have been considerably stronger in the fourth quarter recovering a majority of the underperformance we experienced in the third quarter.

With U.S. economic growth looking more sustainable, we have now positioned the Fund to take advantage of industries that will perform well during a period of modest economic expansion. In such an environment the Fund is focused on investments in high quality companies with strong market share that can sustain revenue growth and increase profit margins. Moreover, on a relative basis, the average holdings inside the Fund are attractively valued with greater earnings potential. The Large Value Portfolio’s holdings are valued at 10.2 times forward earnings compared to the 10.5 times for the benchmark and earnings for the companies held in the Fund are expected to grow on average 11.6% in the long term, much better than the benchmark’s 9.6% expected growth rate.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio, inception date 12/31/1999, is 1.33% based upon the 4/30/2011 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: -22.16%, -8.61% and -0.87%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: -26.64%, -9.68% and -1.45%, respectively.

Large Value Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
CSX Corp.	6.26%
EMC Corp.	4.99%
Macy’s, Inc.	4.83%
Mylan Inc.	4.48%
Gilead Sciences, Inc.	3.47%
Nordstrom, Inc.	3.24%
Lam Research Corp.	3.14%
St. Jude Medical, Inc.	2.68%
Assurant, Inc.	2.41%
ACE Ltd.	2.20%

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Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. For the full year, the Fund was up 9.02% vs. a positive 12.42% in the Dow Jones Select Dividend Index Fund, and a positive 3.10% return in the Lipper Equity Income category average. In addition, the Fund continued on in 2011 as a Lipper leader for the Preservation category, which has been notable through both positive and negative markets, and ended the year as a Lipper leader in the Total Return category for the 1-year, 3-year, and 5-year time periods.

Despite the market volatility and the unsteady headline news in 2011, we are pleased with the performance for the Fund and feel our research process will continue to reward us over time. The Fund was helped by the REIT holdings, utility holdings, and with various consumer staple holdings that performed very well. Despite concerns over European sovereign debt, and worries about a potential slowdown in U.S. and world economic growth, the return for the year was very strong and above our initial expectations. Underperformance versus the Dow Jones Select Dividend Index was primarily due to our underweight position in utilities which was the top performing sector last year. While we liked utilities in 2011, we felt that our weighting was more prudent for portfolio diversification and believe that in the long run our lower weighting to utilities will be the better strategic decision.

We continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. The Fund paid a dividend of $0.26 in the third and fourth quarters, same as in the first two prior quarters, for a total payout of $1.04 per share.

For the new year of 2012, we view the economy and market as continuing to have a slow recovery that will likely contain some rough patches along the way, including continued headline risks which can move the market. In this environment, we believe that the high dividend stock investments will continue to be positively rewarded as company operating metrics continue to perform well. Our focus remains on investing in companies that can grow their dividends and businesses in a period of slow economic growth, but are mindful of hurdles that may lie ahead and are poised to act defensively in the event that the economy or the companies take a turn for the worse.

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.35% based upon the 4/30/2011 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 9.02%, 3.33% and 4.31%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 2.75%, 2.11% and 3.70%, respectively.

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
McDonald’s Corp.	2.91%
Philip Morris International Inc.	2.49%
Bristol-Myers Squibb Co.	1.84%
Wal-Mart Stores, Inc.	1.81%
Microsoft Corp.	1.80%
Ventas, Inc.	1.76%
Mattel, Inc.	1.74%
Occidental Petroleum Corp.	1.67%
Procter & Gamble Co./The	1.63%
Vector Group Ltd.	1.58%

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Rochdale Intermediate Fixed Income Portfolio

Concerns over the sustainability of U.S. economic growth and the European Debt Crisis caused a high degree of volatility in the fixed income market during 2011, resulting in a flatter yield curve and significantly wider credit spreads. In 2011, the spread of 10-year treasury over 2-year treasury decreased 107.6 bps, the corporate Baa spread widened by 61 bps, while the high-yield spread widened by 261 bps. Previously we had positioned the Fund away from U.S. government securities and long maturity bonds due to the uncertain outcome of the U.S. debt ceiling debate and high government debt levels. However, despite our view of the ongoing deterioration in the U.S. fiscal position, investors responded to broader global macroeconomic concerns by turning toward the perceived safety and security of U.S. government bonds. This rally in the Treasury market resulted in the Fund underperforming the index in 2011 by 2.92%. The Fund returned 2.88% total returns vs. the Barclays Capital Intermediate Government/Credit Bond Index total return of 5.80%.

Looking forward, we plan to maintain overall maturity slightly higher to the index while seeking to improve the overall credit quality of the holdings, given that continued headline risk from the European debt crisis and slow U.S. economic growth will likely keep credit spreads high in the near term. Nevertheless, we view the increased stability in our economic outlook as a buying opportunity and have become more optimistic about the fixed income market and the Portfolio. Because money market and U.S. Treasury yields are low, we expect investors to continue to search for yield in the non-Treasury fixed income sectors. In particular, corporate balance sheets are in much better shape than they were before the last recession and most companies have refinanced their short-term maturities to take advantage of the low interest rates. With spreads at attractive levels and strong demand, we expect solid relative returns in 2012.

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.15% based upon the 4/30/2011 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 2.88%, 3.85% and 4.24%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: -3.04%, 2.63% and 3.63%, respectively.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
Federal Home Loan Bank	5.37%
BT SPE, LLC	2.90%
Plains All American Pipeline	1.45%
Xstrata Canada Corp.	1.19%
Morgan Stanley	1.18%
Vulcan Materials	1.17%
CNA Financial Corp.	1.07%
Xstrata Canada Corp.	1.01%
Bank of America Corp.	0.97%
Advanced Micro Devices, Inc.	0.96%

ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds, emerging market high yield bonds, senior secured bank loans and legal advances. For the year ended December 31, 2011, the Portfolio returned 2.04%, versus the benchmark Barclay’s Capital U.S. High Yield Corporate Bond Index return of 4.98% and the benchmark CSFB Leveraged Loan Index return of -2.04%. Since inception, the Fund has consistently met our objective of providing attractive returns with lower volatility and less correlation to the equity markets and other fixed income asset classes.

After a difficult third quarter, the high yield market bounced back with strong absolute and relative performance in the fourth quarter to close out 2011. The main reason for the market’s strong recovery was indications that the U.S. economy was improving after a weak first half. Consistent with the improving economic scenario, corporate credit conditions remained strong with good earnings, reasonable debt levels and strong liquidity contributing to modest default activity. The attractive combination of stable economic conditions and solid credit conditions among corporate issuers resulted in a narrowing of corporate credit spreads. Although we are mindful of challenges from leveraged consumers, governments and banks, elevated unemployment and the questionable strength of U.S. trading partners, we believe that the economy will continue to grow, albeit at a slow pace. Because issuers’ balance sheets are in relatively good shape, we expect High Yield Bonds and Bank Loans to earn at least their coupon in the next few quarters. Furthermore, strong corporate earnings continue to drive improved creditworthiness of high yield issuers which should lead to tighter yield spreads and some capital appreciation in the high yield market.

Our research process is fundamentally driven, seeking strong relative value risk return opportunities. In today’s market, our bias remains toward the broad middle of the market characterized by companies whose credit profile is stable to improving and whose securities offer attractive returns. We seek to sell higher quality, low yielding interest rate sensitive securities and also sell lower quality semi-distressed names that have appreciated substantially.

Going forward, we will continue to complement the High Yield Bond and Bank Loan Portfolio by adding more legal receivables and Emerging Market High Yield Bonds to the Fund. Emerging Market High Yield Bonds tend to offer better interest rate yields as compared to similar U.S. High Yield debt, with historically comparable or lower default rates. Likewise, legal receivables offer the potential of high yield return, but with the additional benefit of little or no correlation to the economy or financial markets which we anticipate will be very volatile in the period ahead. All together, we believe the unique construction of the Fund provides shareholders with a good opportunity for strong returns and portfolio diversification.

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.19% based upon the 4/30/2011 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year and since inception: 2.04% and 8.67%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year and since inception: -3.83% and 6.12%, respectively.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
BT SPE, LLC (Asset Backed)	6.15%
Rosneft (Loan)	1.47%
Glencore International (Loan)	0.98%
Sonangol Finance (Loan)	0.96%
Level 3 Communications, Inc. (Loan)	0.81%
CIT Group, Inc. (Bond)	0.72%
Alfa (Russia) Bank (Bond)	0.61%
Start VII CLO Ltd. CLN (Asset Backed)	0.60%
Produce Buying Company Ltd. (Loan)	0.60%
Royalty Pharma (Loan)	0.57%

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Rochdale Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to generate long term capital appreciation by investing primarily in locally listed Asian emerging market companies with a focus on medium sized companies that are inaccessible to U.S. investors. During the period ended December 31, 2011, Rochdale Emerging Market Portfolio returned 1.12% from inception on December 15, 2011, outperforming the MSCI Emerging Market Asia benchmark’s 0.55%. For all of 2011, emerging Asian markets were broadly negative most of the year. Given that we started the Fund later in the year, we were able to avoid most of the declines and are pleased to have closed the year with positive performance.

We believe emerging Asian market equities are appropriate for investors that seek capital appreciation above that which is likely available in the U.S. or European equities over the long term,

subject to higher volatility. With a slowly recovering U.S. economy and negative outlook in Europe, emerging market countries in Asia are expected to drive over 10% of future global economic growth in the coming years.

The Portfolio is focused on countries with sustainable domestic demand, or export led companies that thrive on long term sustainable comparative advantages. We have dedicated research analysts in China and India focused on stock selection in high quality companies with growing revenues, strong market position and good prospects for sustained future growth. The strong fundamentals of the companies should help us provide for good capital appreciation, despite bouts of market volatility.

Equity investors should consider an allocation to the emerging Asian markets that is consistent with their growth and risk objectives. With the Fund, investors can average in and increase exposure over time to reach their respective ideal allocation towards emerging market equities. However, emerging Asian market equities may not be ideal for all as they are appropriate for investors with long term investment horizon and for those who are willing to withstand high levels of volatility with the objective of reaping attractive risk-adjusted long term returns.

Rochdale Emerging Markets Portfolio: Top Ten Holdings as of December 31, 2011
Company	Percent of Net Assets
PowerShares India Portfolio	15.97%
Ping An Insurance (Group) Co. of China Ltd.	3.61%
PT United Tractors Tbk	3.48%
Great Wall Motor Co. Ltd.	3.39%
San Miguel Corp.	3.34%
Genting Malaysia Berhad	3.28%
Galaxy Entertainment Group Ltd.	3.27%
Luk Fook Holdings (International) Ltd.	3.12%
PT Bank Mandiri Tbk	3.08%
China Mobile Ltd.	2.96%

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Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, CAIA, AIF®

David J. Abella, CFA

Fang Zhou, CFA

Anindya Chatterjee

Portfolio Managers

Important Disclosures

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/30/11 Rochdale Investment Trust Prospectus.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The Standard & Poor’s (S&P) MidCap 400 Index represents 400 medium-size U.S. companies.

The Standard & Poor’s (S&P) SmallCap 600 Index represents 600 small U.S. companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4,000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston (CSFB) Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The MSCI AC World Ex USA (Morgan Stanley All Country excluding USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI Emerging Markets Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asian emerging markets.

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclay’s Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

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The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Value index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

The S&P 500/Citigroup Growth Index, together with the S&P 500/Citigroup Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Growth index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Investing involves risk including the potential loss of principal. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio in any given market environment. No investment strategy, such as asset allocation, can guarantee a profit or protect against loss in periods of declining values. Past performance is no guarantee of future results. Please note that individual situations can vary. Therefore, the information presented here should only be relied upon when coordinated with individual professional advice.

The asset classes listed involve contrasting risk factors.

Cash-equivalent investments have fluctuated the least and have been relatively stable.

In general, the bond market is volatile as prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The investor should note that vehicles that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in the portfolio. The investor should be aware of the possible higher level of volatility, and increased risk of default.

Indexes are unmanaged and investors are not able to invest directly into any index.

Investments in stocks of small companies involve additional risks. Smaller companies typically have a higher risk of failure, and are not as well established as larger blue-chip companies. Historically, smaller-company stocks have experienced a greater degree of market volatility than the overall market average.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

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The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

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	Average Annual Total Return Period Ended December 31, 2011
	One Year		Three Years	Five Years		Ten Years
Rochdale Large Growth Portfolio
Return at NAV(1)	(19.25%	)	6.55%	(4.07%	)	(1.16%	)
Return at POP(2)	(23.89%	)	4.46%	(5.20%	)	(1.74%	)

S&P 500/Citigroup Growth Index	4.65%		16.57%	2.38%		2.84%
Lipper Large-Cap Growth Category Average	(1.93%	)	15.38%	0.95%		1.93%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's USDE large-cap floor. Funds typically have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2011, the category consists of 760, 662, 573 and 365 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2011
	One Year		Three Years		Five Years		Ten Years
Rochdale Large Value Portfolio
Return at NAV(1)	(22.16%	)	1.35%		(8.61%	)	(0.87%	)
Return at POP(2)	(26.64%	)	(0.63%	)	(9.68%	)	(1.45%	)

S&P 500/Citigroup Value Index	(0.48%	)	11.55%		(2.96%	)	2.87%
Lipper Large-Cap Value Category Average	(2.19%	)	10.76%		(2.68%	)	2.85%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2011, the category consists of 521, 472, 420 and 252 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2011
	One Year	Three Years	Five Years		Ten Years
Rochdale Dividend & Income Portfolio
Return at NAV(1)	9.02%	15.15%	3.33%		4.31%
Return at POP(2)	2.75%	12.90%	2.11%		3.70%

S&P 500 Index	2.11%	14.11%	(0.25%	)	2.92%
Dow Jones Select Dividend Index	12.42%	13.91%	(0.66%	)	5.90%
Lipper Equity Income Category Average	3.10%	13.27%	0.45%		4.42%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading indicator of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of December 31, 2011, the category consists of 285, 248, 212 and 106 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2011
	One Year		Three Years	Five Years	Ten Years
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	2.88%		5.21%	3.85%	4.24%
Return at POP(2)	(3.04%	)	3.14%	2.63%	3.63%

Barclays Capital Intermediate Government/Credit Bond Index	5.80%		5.65%	5.88%	5.20%
Lipper Intermediate Investment Grade Category Average	6.24%		9.06%	5.57%	5.13%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2011, the category consists of 597, 511, 424 and 293 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	One Year		Average Annual Total Return Since Inception Through December 31, 2011
Rochdale Fixed Income Opportunities Portfolio
Return at NAV(1)	2.04%		8.67%
Return at POP(2)	(3.83%	)	6.12%

CSFB Leveraged Loan Index	(2.04%	)	7.75%
Barclays Capital Aggregate Bond Index	7.84%		7.34%
Barclays Capital U.S. High Yield Corporate Bond Index	4.98%		16.39%
Lipper High Current Yield Category Average	2.81%		N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of December 31, 2011, the category consists of 491 funds for the one year period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Cumulative Total Return Since Inception Through December 31, 2011
Rochdale Emerging Markets Portfolio
Return at NAV(1)	1.12%
Return at POP(2)	(4.71%	)

MSCI Emerging Markets Index	1.38%
MSCI Emerging Markets Asia Index	0.55%
Lipper Emerging Markets Category Average	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

The MSCI Emerging Markets Asia Index (MSCI EM Asia Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Asia Index captures large and mid cap representation across 8 Emerging Market countries.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Emerging Markets Funds consist of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Emerging Markets Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 15, 2011.

N/A – not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/11 to 12/31/11 for the Large Growth, Large Value, Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios and from 12/15/11 to 12/31/11 for the Emerging Markets Portfolio.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$776.50	$1,017.22
Expenses Paid during Period*	$7.10	$8.06

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$750.80	$1,017.10
Expenses Paid during Period*	$7.09	$8.17

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,016.40	$1,017.99
Expenses Paid during Period*	$7.27	$7.28

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$999.00	$1,019.33
Expenses Paid during Period*	$5.87	$5.93

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$989.00	$1,019.28
Expenses Paid during Period*	$5.89	$5.98

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Emerging Markets Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (12/15/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,011.20	$1,001.28
Expenses Paid during Period*	$1.06	$1.05

*	Expenses are equal to the Portfolio’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 17/365 (to reflect the period since inception).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Shares		Value

COMMON STOCKS: 60.9%
CONSUMER DISCRETIONARY: 17.9%
4,000	Amazon.com, Inc. (a)	$692,400
18,500	Big Lots, Inc. (a)	698,560
60,000	China Dredging Group Ltd. (a)(c)(e)(f) (Acquired 10/27/10, Aggregate Cost $300,000)	300,000
15,300	TJX Companies, Inc./The	987,615

		2,678,575

HEALTH CARE: 7.0%
10,000	Gilead Sciences, Inc. (a)	409,300
30,000	Mylan Inc. (a)	643,800

		1,053,100

INFORMATION TECHNOLOGY: 36.0%
13,600	Agilent Technologies, Inc. (a)	475,048
19,200	Altera Corp.	712,320
25,500	Autodesk, Inc. (a)	773,415
46,150	EMC Corp. (a)(b)	994,071
6,200	Harris Corp.	223,448
25,100	Oracle Corp.	643,815
25,000	Symantec Corp. (a)	391,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
15,550	Texas Instruments Inc. (b)	$452,661
17,000	Trimble Navigation Ltd. (a)	737,800

		5,403,828

TOTAL COMMON STOCKS
(Cost $5,681,226)		9,135,503

SHORT TERM INVESTMENT: 39.7%
MONEY MARKET INVESTMENT: 39.7%
5,955,581	First American Government Obligations Fund, 0.00% (d)	5,955,581

TOTAL SHORT TERM INVESTMENT
(Cost $5,955,581)		5,955,581

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 10.1%
MONEY MARKET INVESTMENT: 10.1%
1,512,644	Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (d)	1,512,644

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,512,644)		1,512,644

TOTAL INVESTMENTS
(Cost $13,149,451), 110.7%		16,603,728
LIABILITIES IN EXCESS OF OTHER ASSETS, (10.7)%		(1,601,394)

TOTAL NET ASSETS, 100.0%		$15,002,334

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 2.00% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,378,575	$—	$300,000	$2,678,575
Health Care	1,053,100	—	—	1,053,100
Information Technology	5,403,828	—	—	5,403,828

Total Common Stock	8,835,503	—	300,000	9,135,503

Short Term Investment	5,955,581	—	—	5,955,581

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	1,512,644	—	—	1,512,644

Total Investments in Securities	$16,303,728	$—	$300,000	$16,603,728

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2011	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Shares		Value

COMMON STOCKS: 48.7%
CONSUMER DISCRETIONARY: 10.0%
60,000	China Dredging Group Ltd. (a)(c)(e)(f) (Acquired 10/27/10, Aggregate Cost $300,000)	$300,000
23,000	Macy’s, Inc. (b)	740,140
10,000	Nordstrom, Inc. (b)	497,100

		1,537,240

ENERGY: 1.6%
11,000	Chesapeake Energy Corp. (b)	245,190

FINANCIALS: 6.7%
4,814	ACE Ltd. (c)	337,557
9,000	Assurant, Inc.	369,540
5,400	Travelers Companies, Inc./The	319,518

		1,026,615

HEALTH CARE: 10.6%
13,000	Gilead Sciences, Inc. (a)	532,090
32,000	Mylan Inc. (a)	686,720
12,000	St. Jude Medical, Inc. (b)	411,600

		1,630,410

INDUSTRIALS: 6.3%
45,600	CSX Corp.	960,336

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

INFORMATION TECHNOLOGY: 13.5%
6,060	Agilent Technologies, Inc. (a)	$211,676
10,000	Autodesk, Inc. (a)	303,300
35,500	EMC Corp. (a)(b)	764,670
13,000	Lam Research Corp. (a)	481,260
20,000	Symantec Corp. (a)	313,000

		2,073,906

TOTAL COMMON STOCKS
(Cost $5,872,520)		7,473,697

SHORT TERM INVESTMENT: 51.8%
MONEY MARKET INVESTMENT: 51.8%
7,943,388	First American Government Obligations Fund, 0.00% (d)	7,943,388

TOTAL SHORT TERM INVESTMENT
(Cost $7,943,388)		7,943,388

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 10.0%
MONEY MARKET INVESTMENT: 10.0%
1,531,732	Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (d)	1,531,732

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,531,732)		1,531,732

TOTAL INVESTMENTS
(Cost $15,347,640), 110.5%		16,948,817
LIABILITIES IN EXCESS OF OTHER ASSETS, (10.5)%		(1,614,780)

TOTAL NET ASSETS, 100.0%		$15,334,037

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 1.96% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$1,237,240	$—	$300,000	$1,537,240
Energy	245,190	—	—	245,190
Financials	1,026,615	—	—	1,026,615
Health Care	1,630,410	—	—	1,630,410
Industrials	960,336	—	—	960,336
Information Technology	2,073,906	—	—	2,073,906

Total Common Stock	7,173,697	—	300,000	7,473,697

Short Term Investment	7,943,388	—	—	7,943,388

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	1,531,732	—	—	1,531,732

Total Investments in Securities	$16,648,817	$—	$300,000	$16,948,817

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2011	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Shares		Value

COMMON STOCKS: 88.2%
CONSUMER DISCRETIONARY: 6.1%
67,000	Mattel, Inc.	$1,859,920
31,000	McDonald’s Corp.	3,110,230
62,300	Regal Entertainment Group - Class A	743,862
7,000	Wynn Resorts, Ltd.	773,430

		6,487,442

CONSUMER STAPLES: 24.2%
14,250	Altria Group, Inc.	422,512
50,000	B & G Foods, Inc. - Class A	1,203,500
15,000	Campbell Soup Co.	498,600
20,300	Clorox Co./The	1,351,168
9,000	Coca-Cola Co./The	629,730
25,000	ConAgra Foods, Inc.	660,000
19,400	General Mills, Inc.	783,954
7,035	H.J. Heinz & Co.	380,171
26,900	Hershey Co./The	1,661,882
10,000	Imperial Tobacco Group PLC - ADR (b)	753,400
2,600	J.M. Smucker Co./The	203,242
32,100	Kellogg Co.	1,623,297
14,000	Kimberly-Clark Corp.	1,029,840
34,382	Kraft Foods, Inc. - Class A	1,284,512
8,000	Lancaster Colony Corp.	554,720
14,726	Lorillard, Inc.	1,678,764

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

CONSUMER STAPLES, Continued
8,000	PepsiCo, Inc.	$530,800
34,000	Philip Morris International Inc.	2,668,320
26,069	Procter & Gamble Co./The	1,739,063
10,692	Reynolds American, Inc.	442,863
51,800	Sysco Corp.	1,519,294
20,000	Unilever Plc - ADR (b)	670,400
95,204	Vector Group Ltd.	1,690,823
32,500	Wal-Mart Stores, Inc.	1,942,200

		25,923,055

ENERGY: 10.5%
4,400	Buckeye Partners LP	281,512
11,583	Chevron Corp.	1,232,431
23,000	Crestwood Midstream Partners LP	730,020
9,000	Dorchester Minerals LP	203,940
15,000	Enbridge Energy Partners LP	497,850
3,700	Energy Transfer Partners LP	169,645
24,592	Enterprise Products Partners LP	1,140,577
19,538	Exxon Mobil Corp.	1,656,041
5,700	Kinder Morgan Energy Partners LP	484,215
11,250	Nustar Energy LP	637,425
19,100	Occidental Petroleum Corp.	1,789,670
2,400	ONEOK Partners, LP	138,576
24,806	Penn West Energy Trust (b)	491,159
9,800	Plains All American Pipeline LP	719,810
6,500	Schlumberger Ltd. (b)	444,015
13,928	TransCanada Corp. (b)	608,236

		11,225,122

FINANCIALS: 2.5%
13,200	Arthur J. Gallagher & Co.	441,408
36,000	Cincinnati Financial Corp.	1,096,560
28,571	FirstMerit Corp.	432,279
5,935	NBT Bancorp, Inc.	131,342
6,067	Travelers Companies, Inc./The	358,984
10,000	U.S. Bancorp	270,500

		2,731,073

HEALTH CARE: 5.6%
10,000	Abbott Laboratories	562,300
56,000	Bristol-Myers Squibb Co.	1,973,440
31,700	Eli Lilly & Co.	1,317,452
17,000	Johnson & Johnson	1,114,860
9,150	Merck & Co., Inc.	344,955
32,000	Pfizer Inc.	692,480

		6,005,487

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

INDUSTRIALS: 3.6%
5,400	3M Co.	$441,342
3,600	Cooper Industries PLC - Class A (b)	194,940
25,000	Deluxe Corp.	569,000
32,997	General Electric Co.	590,976
1,872	Honeywell International, Inc.	101,743
4,074	Landauer, Inc.	209,811
30,000	LyondellBasell Industries AF S.C.A. (b)	974,700
32,000	Olin Corp.	628,800
9,170	Weyerhaeuser Co.	171,204

		3,882,516

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 10.2%
42,000	AT&T, Inc.	1,270,080
27,000	Cellcom Israel Ltd. (b)	456,300
20,000	CenturyTel, Inc.	744,000
66,200	Consolidated Communications Holdings, Inc.	1,261,110
49,300	Deutsche Telekom AG - ADR (b)	564,485
42,000	Intel Corp.	1,018,500
4,500	International Business Machines Corp. (IBM)	827,460
74,000	Microsoft Corp.	1,921,040
10,000	Paychex, Inc.	301,100
29,367	Verizon Communications, Inc.	1,178,204
118,128	Windstream Corp.	1,386,823

		10,929,102

MATERIALS: 1.6%
36,000	Acadian Timber Corp. (b)	365,036
21,000	E.I. du Pont de Nemours & Co.	961,380
12,000	Southern Copper Corp.	362,160

		1,688,576

REITS: 10.2%
17,229	Apartment Investment & Management Co. - Class A	394,717
8,914	Camden Property Trust	554,807
63,000	CommonWealth REIT	1,048,320
8,200	Entertainment Properties Trust	358,422
32,846	Health Care Property Investors, Inc.	1,360,810
11,612	Health Care REIT, Inc.	633,202
17,000	Healthcare Realty Trust, Inc.	316,030
17,385	Liberty Property Trust	536,849
35,000	Mack-Cali Realty Corp.	934,150
8,000	National Health Investors, Inc.	351,840
16,500	National Retail Properties Inc.	435,270
13,000	Senior Housing Properties Trust	291,720
10,036	Sovran Self Storage, Inc.	428,236
24,984	Tanger Factory Outlet Centers, Inc.	732,531

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

REITS, Continued
34,232	Ventas, Inc.	$1,887,210
22,115	Washington Real Estate Investment Trust	604,845

		10,868,959

SHIPPING & TRANSPORTATION: 0.7%
55,000	Chorus Aviation, Inc. (b)	170,601
42,370	Fly Leasing Ltd. - ADR (b)	530,472

		701,073

UTILITIES: 13.0%
8,200	Amerigas Partners LP	376,462
15,000	Atmos Energy Corp.	500,250
20,000	Brookfield Infrastructure Partners LP (b)	554,000
4,536	Cleco Corp.	172,822
9,506	Duke Energy Corp.	209,132
12,500	Entergy Corp.	913,125
12,452	EQT Corp.	682,245
7,300	Ferrellgas Partners LP	138,481
20,000	FirstEnergy Corp.	886,000
24,010	Hawaiian Electric Industries, Inc.	635,785
5,500	ITC Holdings Corp.	417,340
11,986	National Fuel Gas Co.	666,182
20,000	National Grid PLC - ADR (b)	969,600
20,000	NiSource Inc.	476,200
11,000	Northeast Utilities	396,770
8,396	Northwest Natural Gas Co.	402,420
16,000	NSTAR	751,360
4,000	OGE Energy Corp.	226,840
4,185	Pinnacle West Capital Corp.	201,633
12,000	Portland General Electric Co.	303,480
20,000	PPL Corporation	588,400
20,229	Progress Energy, Inc.	1,133,228
4,753	Spectra Energy Corp.	146,155
11,200	Suburban Propane Partners LP	533,232
11,000	UIL Holdings Corp.	389,070
19,318	United Utilities Group Plc - ADR (b)	364,531
25,000	Wisconsin Energy Corp.	874,000

		13,908,743

TOTAL COMMON STOCKS
(Cost $78,041,367)		94,351,148

PREFERRED STOCK: 1.0%
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 0.2%
10,000	Qwest Corp.	265,400

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares/Principal Amount		Value

REITS: 0.8%
10,000	CommonWealth REIT	$244,900
10,000	First Potomac Realty Trust	253,700
1,760	Public Storage Series N	46,183
10,000	Public Storage Series Q	280,000

		824,783

TOTAL PREFERRED STOCK
(Cost $1,044,000)		1,090,183

		Coupon Rate	Maturity Date
ASSET BACKED SECURITY: 1.5%
$1,565,866	BT SPE, LLC (Acquired 07/06/2011, Cost $1,565,866) (d)	9.25%	06/06/16	1,565,866

TOTAL ASSET BACKED SECURITY
(Cost $1,565,866)				1,565,866

SHORT TERM INVESTMENT: 4.5%
MONEY MARKET INVESTMENT: 4.5%
4,851,490	First American Government Obligations Fund, 0.00% (c)			4,851,490

TOTAL SHORT TERM INVESTMENT
(Cost $4,851,490)				4,851,490

TOTAL INVESTMENTS
(Cost $85,502,723), 95.2%				101,858,687
OTHER ASSETS IN EXCESS OF LIABILITIES, 4.8%				5,152,944

TOTAL NET ASSETS, 100.0%				$107,011,631

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.
(d)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 1.46% of net assets.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,487,442	$—	$—	$6,487,442
Consumer Staples	25,923,055	—	—	25,923,055
Energy	11,225,122	—	—	11,225,122
Financials	2,731,073	—	—	2,731,073
Health Care	6,005,487	—	—	6,005,487
Industrials	3,882,516	—	—	3,882,516
Information Technology & Telecommunication Services	10,929,102	—	—	10,929,102
Materials	1,688,576	—	—	1,688,576
REITs	10,868,959	—	—	10,868,959
Shipping & Transportation	701,073	—	—	701,073
Utilities	13,908,743	—	—	13,908,743

Total Common Stock	94,351,148	—	—	94,351,148
Preferred Stock
Information Technology & Telecommunication Services	265,400	—	—	265,400
REITs	824,783	—	—	824,783

Total Preferred Stock	1,090,183	—	—	1,090,183

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total

Asset Backed Security	$—	$—	$1,565,866	$1,565,866

Short Term Investment	4,851,490	—	—	4,851,490

Total Investments in Securities	$100,292,821	$—	$1,565,866	$101,858,687

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	2,000,000
Sales	(434,134)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2011	$1,565,866

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 71.8%
CONSUMER DISCRETIONARY: 5.3%
$700,000	American Axle & Manufacturing, Inc. (b)	7.875%	03/01/2017	$693,000
240,000	Autozone Inc.	6.950%	06/15/2016	278,776
200,000	Best Buy Co., Inc.	3.750%	03/15/2016	197,029
250,000	Best Buy Co., Inc.	6.750%	07/15/2013	265,074
224,000	Cox Communications Inc.	6.850%	01/15/2018	262,841
231,000	Cox Communications Inc.	7.250%	11/15/2015	271,556
500,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	7.625%	05/15/2016	530,625
250,000	Hasbro Inc.	6.125%	05/15/2014	272,729
10,000	Macy's Retail Holdings, Inc.	7.450%	10/15/2016	11,639
412,000	Netflix, Inc.	8.500%	11/15/2017	428,480
250,000	Royal Caribbean Cruises (c)	6.875%	12/01/2013	263,750
1,000,000	Scripps Networks Interactive, Inc.	2.700%	12/15/2016	1,000,531
150,000	Stanley Works	6.150%	10/01/2013	161,562
500,000	Toys ‘R’ Us, Inc. (b)	7.375%	10/15/2018	448,750
21,000	Toys ‘R’ Us Property Company II, LLC	8.500%	12/01/2017	21,735
500,000	Tupperware Brands Corp.	4.750%	06/01/2021	500,995
100,000	WPP Finance (UK) Corp. (c)	5.875%	06/15/2014	106,826

				5,715,898

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER STAPLES: 4.2%
$323,000	B & G Foods, Inc., Callable 01/15/2014	7.625%	01/15/2018	$343,188
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015	523,333
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013	267,489
105,000	Bunge Limited Finance Corp.	8.500%	06/15/2019	127,810
55,000	Bunge NA Finance LP	5.900%	04/01/2017	60,062
250,000	Campbell Soup Co.	8.875%	05/01/2021	366,813
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012	403,734
500,000	Lorillard Tobacco Co.	8.125%	06/23/2019	595,599
250,000	PepsiAmericas Inc.	4.875%	01/15/2015	276,883
100,000	Reynolds American, Inc.	6.750%	06/15/2017	113,663
252,000	Reynolds American, Inc.	7.250%	06/01/2013	270,272
290,000	Reynolds American, Inc.	7.625%	06/01/2016	345,806
99,000	RJ Reynolds Tobacco Holdings	7.250%	06/01/2012	101,403
750,000	WM Wrigley Jr Co.	4.650%	07/15/2015	776,250

				4,572,305

ENERGY: 10.2%
1,000,000	Amerigas Partners LP	6.500%	05/20/2021	982,500
84,000	Boardwalk Pipelines LLC	5.200%	06/01/2018	89,435
221,000	Boardwalk Pipelines LLC	5.500%	02/01/2017	240,975
175,000	Boardwalk Pipelines LLC	5.750%	09/15/2019	193,482
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016	164,240
400,000	Buckeye Partners	4.625%	07/15/2013	417,168
155,000	Buckeye Partners	6.050%	01/15/2018	171,674
60,000	Copano Energy LLC/ Copano Energy Financial Co.	7.750%	06/01/2018	62,400
120,000	DCP Midstream Operating, LP	3.250%	10/01/2015	121,102
250,000	Ecopetrol S.A. (c)	7.625%	07/23/2019	301,250
20,000	Enbridge Energy Partners	5.350%	12/15/2014	21,662
191,000	Enbridge Energy Partners (b)	5.875%	12/15/2016	218,733
426,000	Energy Transfer Partners	6.125%	02/15/2017	467,718
405,000	Energy Transfer Partners	9.000%	04/15/2019	481,735
745,000	Energy Transfer Partners	9.700%	03/15/2019	912,737
284,000	Kinder Morgan Energy Partners, LP (b)	5.625%	02/15/2015	311,871
135,000	Kinder Morgan Inc.	6.500%	09/01/2012	138,037
250,000	Massey Energy Co. Convertible	3.250%	08/01/2015	230,937
250,000	Nustar Logistics LP	7.650%	04/15/2018	296,809
300,000	Nustar Pipeline Opertations (b)	5.875%	06/01/2013	316,192
396,000	Panhandle Eastern Pipeline	7.000%	06/15/2018	453,885
250,000	Petrobras International Finance Co. (c)	5.750%	01/20/2020	267,530
205,000	Plains All American Pipeline	5.875%	08/15/2016	228,884
75,000	Regency Energy Partners	6.875%	12/01/2018	79,688
991,000	Sabine Pass LNG, LP	7.250%	11/30/2013	1,000,910
100,000	Sabine Pass LNG, LP (b)	7.500%	11/30/2016	100,500
240,000	Spectra Energy Capital, LLC	5.500%	03/01/2014	256,272

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$745,000	Spectra Energy Capital, LLC	6.750%		07/15/2018	$838,793
537,000	Targa Resources Partners	8.250%		07/01/2016	562,507
500,000	Transocean Inc. (c)	6.000%		03/15/2018	511,011
494,000	Transocean Inc. (c)	7.375%		04/15/2018	531,638

					10,972,275

FINANCIALS: 16.5%
100,000	American Express Bank	6.000%		09/13/2017	113,302
250,000	American Express Credit Co.	7.300%		08/20/2013	271,315
250,000	Axis Specialty Finance (c)	5.875%		06/01/2020	257,025
1,202,000	Bank of America Corp.	5.375	% (a)	06/30/2025	1,043,411
542,000	Bank of America Corp.	5.420%		03/15/2017	488,998
250,000	Bank of America Corp.	5.600%		02/15/2016	240,336
250,000	Bank of America Corp.	10.200%		07/15/2015	267,816
468,000	Bear Stearns Co. LLC	5.550%		01/22/2017	494,769
1,076,000	CNA Financial Corp.	6.950%		01/15/2018	1,152,685
313,000	Countrywide Financial Corp.	6.000%		08/26/2020	272,668
1,000,000	Dresdner Bank - New York (b)(c)	7.250%		09/15/2015	838,716
675,000	General Electric Capital Corp.	5.250%		01/15/2016	662,831
169,000	General Electric Capital Corp.	5.250%		02/15/2016	168,058
189,000	General Electric Capital Corp.	5.375%		02/15/2016	189,238
289,000	General Electric Capital Corp.	5.450%		01/15/2016	286,138
10,000	General Electric Capital Corp.	5.500	% (a)	09/30/2016	9,997
300,000	General Electric Capital Corp.	5.625%		09/15/2017	332,032
283,000	General Electric Capital Corp.	5.625%		12/15/2017	277,700
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016	256,287
700,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017	686,414
550,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017	574,990
250,000	International Lease Finance Corp.	6.100%		04/15/2014	234,875
250,000	International Lease Finance Corp.	6.375%		03/25/2013	248,750
600,000	Janus Capital Group Inc. (b)	6.700%		06/15/2017	636,712
350,000	Jefferies Group Inc. (b)	5.875%		06/08/2014	346,500
150,000	JP Morgan Chase & Co.	5.300%		05/15/2018	150,254
20,000	Key Bank N.A.	5.700%		08/15/2012	20,467
400,000	Lehman Brothers Holdings, Inc. (d)	7.000%		09/28/2037	102,500
800,000	Lloyds TSB Bank PLC (b)(c)	4.875%		01/21/2016	779,667
950,000	Merrill Lynch & Co. Inc. (b)	5.700%		05/02/2017	872,468
800,000	Moody's Corp.	5.500%		09/01/2020	826,469
250,000	Morgan Stanley	4.750%		04/01/2014	246,272
210,000	Morgan Stanley	5.375%		10/15/2015	205,197
1,348,000	Morgan Stanley	5.375	% (a)	05/26/2025	1,275,443
100,000	Morgan Stanley	5.450%		01/09/2017	96,276
600,000	Morgan Stanley	6.000%		04/28/2015	601,044
190,000	NASDAQ OMX Group, Inc./The	5.550%		01/15/2020	194,655
40,000	Progressive Corp.	7.000%		10/01/2013	43,296

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIALS, Continued
$250,000	Protective Life Corp.	6.400%	01/15/2018	$286,226
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013	256,872
355,000	Silicon Valley Bank	6.050%	06/01/2017	384,892
388,000	UBS AG (c)	7.375%	06/15/2017	414,537
235,000	Wells Fargo & Co.	2.625%	12/15/2016	234,857
100,000	Wells Fargo Bank NA	5.750%	05/16/2016	109,084
315,000	Wilmington Trust Corp.	8.500%	04/02/2018	378,205

				17,830,244

HEALTH CARE: 0.2%
250,000	Boston Scientific Corp.	4.500%	01/15/2015	262,353

INDUSTRIALS: 4.0%
405,000	Avery Dennison Corp.	5.375%	04/15/2020	415,908
250,000	Caterpillar Inc.	7.000%	12/15/2013	278,486
388,000	CNH America LLC (b)	7.250%	01/15/2016	416,130
465,000	Embraer Overseas Ltd. (b)(c)	6.375%	01/24/2017	501,038
250,000	IDEX Corp.	4.200%	12/15/2021	253,527
250,000	Ingersoll - Rand Global Holding Co. (c)	9.500%	04/15/2014	290,593
500,000	Joy Global Inc.	6.000%	11/15/2016	561,664
250,000	Lennox International Inc.	4.900%	05/15/2017	263,990
148,000	Manitowoc Co. Inc./The (b)	9.500%	02/15/2018	157,620
620,000	Owens Corning Inc.	6.500%	12/01/2016	676,657
50,000	Ryder System Inc.	3.600%	03/01/2016	51,582
250,000	Worthington Industries	6.500%	04/15/2020	273,323
200,000	Xylem Inc.	3.550%	09/20/2016	206,232

				4,346,750

INFORMATION TECHNOLOGY: 3.9%
256,000	Advanced Micro Devices, Inc.	6.000%	05/01/2015	249,920
1,000,000	Advanced Micro Devices, Inc., Callable 12/15/2013	8.125%	12/15/2017	1,037,500
105,000	Applied Materials Inc.	7.125%	10/15/2017	127,277
400,000	Arrow Electronics Inc.	6.875%	06/01/2018	451,812
128,000	Avnet Inc.	6.625%	09/15/2016	143,191
225,000	Cardtronics, Inc.	8.250%	09/01/2018	244,687
129,000	Corning Inc.	6.200%	03/15/2016	147,298
35,000	Corning Inc.	8.875%	03/15/2016	43,223
200,000	KLA-Tencor Corp.	6.900%	05/01/2018	230,631
258,000	Linear Technology Corp.	3.000%	05/01/2027	263,482
330,000	National Semiconductor Corp.	6.600%	06/15/2017	405,329
850,000	Nokia OYJ (c)	5.375%	05/15/2019	857,756

				4,202,106

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MATERIALS: 8.2%
$200,000	Alcoa Inc.	5.720%	02/23/2019	$206,927
700,000	Alcoa Inc.	6.750%	07/15/2018	772,726
675,000	AngloGold Ashanti Holdings PLC (c)	5.375%	04/15/2020	670,582
250,000	Arcelormittal (c)	5.375%	06/01/2013	255,925
800,000	Arcelormittal (b)(c)	6.125%	06/01/2018	790,050
400,000	Arcelormittal (b)(c)	9.000%	02/15/2015	442,234
300,000	Cabot Corp.	5.000%	10/01/2016	321,004
500,000	International Paper Co. (b)	5.500%	01/15/2014	521,969
100,000	Rio Tinto Finance USA Ltd. (c)	8.950%	05/01/2014	116,951
150,000	RPM International Inc.	6.125%	10/15/2019	163,039
380,000	Southern Copper Corp. (b)	6.375%	07/27/2015	413,399
100,000	Vale Inco Ltd. (c)	5.700%	10/15/2015	108,875
350,000	Vale Overseas Ltd. (c)	5.625%	09/15/2019	385,560
1,243,000	Vulcan Materials	6.400%	11/30/2017	1,261,645
1,010,000	Xstrata Canada Corp. (c)	5.500%	06/15/2017	1,094,365
1,192,000	Xstrata Canada Corp. (c)	6.000%	10/15/2015	1,283,982

				8,809,233

REITS: 6.5%
500,000	BioMed Realty, LP	3.850%	04/15/2016	493,223
250,000	HCP, Inc.	5.650%	12/15/2013	262,916
215,000	HCP, Inc.	6.000%	03/01/2015	230,077
350,000	HCP, Inc.	6.000%	01/30/2017	378,699
462,000	HCP, Inc.	6.300%	09/15/2016	506,895
268,000	Health Care REIT, Inc. (b)	5.875%	05/15/2015	284,417
695,000	Healthcare Realty Trust, Inc.	5.125%	04/01/2014	712,883
250,000	Healthcare Realty Trust, Inc.	6.500%	01/17/2017	268,484
20,000	HRPT Properties Trust	6.250%	08/15/2016	21,205
46,000	HRPT Properties Trust (b)	6.400%	02/15/2015	48,677
113,000	HRPT Properties Trust	6.500%	01/15/2013	114,442
300,000	HRPT Properties Trust	6.650%	01/15/2018	320,778
177,000	Liberty Property LP	7.500%	01/15/2018	205,351
54,000	National Retail Properties Inc.	6.150%	12/15/2015	58,020
300,000	National Retail Properties Inc.	6.875%	10/15/2017	332,858
250,000	Nationwide Health Properties, Inc.	6.250%	02/01/2013	258,172
129,000	Realty Income Corp.	5.950%	09/15/2016	142,643
500,000	Senior Housing Properties Trust	4.300%	01/15/2016	492,773
500,000	Senior Housing Properties Trust	6.750%	12/15/2021	508,167
408,000	Simon Property Group LP	5.750%	12/01/2015	456,457
600,000	Simon Property Group LP (b)	6.100%	05/01/2016	681,985
115,000	Tanger Properties LP	6.150%	11/15/2015	127,286
50,000	Ventas Realty LP	6.500%	06/01/2016	51,548

				6,957,956

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SHIPPING & TRANSPORTATION: 1.5%
$115,000	CSX Corp.	7.900%	05/01/2017	$143,253
766,933	FedEx Corp.	7.020%	01/15/2016	835,957
170,000	GATX Corp.	6.000%	02/15/2018	188,533
49,000	Ship Finance International Ltd. (c)	8.500%	12/15/2013	46,060
400,000	Union Pacific Corp.	4.875%	01/15/2015	438,625

				1,652,428

TELECOMMUNICATION SERVICES: 3.4%
186,000	America Movil, SAB de CV (c)	5.750%	01/15/2015	205,901
100,000	Qwest Corp. (b)	6.500%	06/01/2017	109,250
252,000	Qwest Corp.	8.375%	05/01/2016	288,634
222,000	Telecom Italia Capital (c)	4.950%	09/30/2014	206,061
196,000	Telecom Italia Capital (c)	5.250%	11/15/2013	188,274
700,000	Telecom Italia Capital (b)(c)	5.250%	10/01/2015	642,131
600,000	Telecom Italia Capital (c)	6.999%	06/04/2018	560,938
500,000	Telefonica Emisiones S.A.U. (b)(c)	3.992%	02/16/2016	480,750
335,000	Telefonica Emisiones S.A.U. (c)	4.949%	01/15/2015	333,238
286,000	Telefonica Emisiones S.A.U. (c)	6.221%	07/03/2017	293,110
95,000	Telefonica Emisiones S.A.U. (c)	6.421%	06/20/2016	99,417
250,000	Verizon New England Inc.	4.750%	10/01/2013	262,579

				3,670,283

UTILITIES: 7.9%
61,000	AES Gener S.A. (b)(c)	7.500%	03/25/2014	67,100
310,000	American Water Capital Corp.	6.085%	10/15/2017	360,606
44,000	Arizona Public Service Co.	6.250%	08/01/2016	51,635
250,000	Arizona Public Service Co.	6.500%	03/01/2012	252,251
128,000	British Transco Finance, Inc. (c)	6.625%	06/01/2018	151,400
10,000	Cleveland Electric Illuminating Co./The	5.700%	04/01/2017	11,000
10,000	Cleveland Electric Illuminating Co./The	7.880%	11/01/2017	12,567
250,000	Commonwealth Edison	4.700%	04/15/2015	273,508
45,000	Consumers Energy Co.	6.875%	03/01/2018	53,146
263,000	Enersis SA (c)	7.375%	01/15/2014	287,400
45,000	Enersis SA/Cayman Island (c)	7.400%	12/01/2016	53,435
39,000	Entergy Mississippi, Inc.	4.950%	06/01/2018	39,017
540,000	Entergy Mississippi, Inc.	6.640%	07/01/2019	640,215
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013	264,129
190,000	Entergy Texas, Inc.	7.125%	02/01/2019	231,855
265,000	Jersey Central Power & Light	5.625%	05/01/2016	299,458
500,000	National Fuel Gas Co.	4.900%	12/01/2021	512,652
270,000	National Grid PLC (c)	6.300%	08/01/2016	309,833
300,000	National Rural Utilities	6.550%	11/01/2018	357,655
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017	283,688

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

UTILITIES, Continued
$266,000	Nisource Finance Corp.	5.400%		07/15/2014	$288,605
163,000	Nisource Finance Corp.	7.860%		03/27/2017	192,099
440,000	Northern Indiana Public Services	7.590%		06/12/2017	528,711
105,000	NSTAR Electric Co.	4.875%		10/15/2012	108,405
236,000	Ohio Edison	5.450%		05/01/2015	259,753
217,000	Ohio Edison	6.400%		07/15/2016	250,140
500,000	Pacificorp	5.450%		09/15/2013	535,139
15,000	Pennsylvania Electric Co.	6.625%		04/01/2019	17,328
40,000	Pepco Holdings, Inc.	6.125%		06/01/2017	44,531
105,000	PPL Energy Supply, LLC	6.200%		05/15/2016	117,105
62,000	PPL Energy Supply, LLC	6.500%		05/01/2018	70,497
500,000	Puget Energy, Inc.	6.000%		09/01/2021	517,360
57,000	Puget Sound Energy, Inc.	6.740%		06/15/2018	69,914
581,000	Southwestern Electric Power	5.875%		03/01/2018	664,670
250,000	Southwestern Public Service	8.750%		12/01/2018	341,458
10,000	Xcel Energy Inc.	5.613%		04/01/2017	11,342

					8,529,607

TOTAL CORPORATE BONDS
(Cost $76,556,998)					77,521,438

ASSET BACKED SECURITY: 2.9%
3,131,732	BT SPE, LLC (Acquired 07/06/2011, Cost $3,131,732) (g)	9.250%		06/06/2016	3,131,732

TOTAL ASSET BACKED SECURITY
(Cost $3,131,732)					3,131,732

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.3%
Federal Farm Credit Bank: 0.0%
25,000		4.190%		02/24/2020	25,132

Federal Home Loan Bank: 8.4%
153,125		4.000%		08/26/2025	153,138
60,000		4.125%		01/20/2021	60,090
550,000		4.125%		08/23/2030	550,051
1,000,000		4.150%		11/22/2030	1,000,100
800,000		4.200%		01/28/2020	830,071
328,125		4.200%		07/28/2025	328,155
5,800,000		4.370	% (b)	08/05/2030	5,800,621
50,000		4.375%		04/16/2020	50,492
225,000		5.500%		08/20/2018	241,702

					9,014,420

Federal Home Loan Mortgage Corporation: 0.1%
30,000		4.200%		01/15/2026	30,035
15,000		4.300%		01/15/2026	15,017

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

Federal Home Loan Mortgage Corporation, Continued
$76,099		5.500%		05/01/2037	$82,677

					127,729

Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 0.2%
38,441	Series 2668, Class OE	5.000%		10/15/2028	38,472
21,289	Series R006, Class AK	5.750%		12/15/2018	21,620
162,562	Series 3165, Class GC	6.000%		05/15/2032	163,621

					223,713

Federal National Mortgage Association: 0.5%
120,000		4.000	% (a)	07/06/2026	120,043
395,000		4.000%		11/18/2026	397,549

					517,592

Federal National Mortgage Association Mortgage Backed Securities: 0.1%
65,702	Series 2006-63, Class QD	5.500%		02/25/2030	65,788

U.S. Government Agency Obligations: 0.0%
15,000	Tennessee Valley Authority	4.750%		01/15/2028	15,007

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,932,121)					9,989,381

FOREIGN GOVERNMENT NOTE/BOND: 0.1%
SOVEREIGN: 0.1%
150,000	United Mexican States (c)	7.500%		01/14/2012	150,000

TOTAL FOREIGN GOVERNMENT NOTE/BOND
(Cost $150,347)					150,000

Shares
PREFERRED STOCKS: 3.1%
CLOSED-END: 0.2%
10	Advent Claymore Convertable Security (h)	1.458	% (a)		249,999

FINANCIALS: 1.0%
30,000	HSBC Holdings PLC (c)	8.000%			781,800
10,000	JPM Chase Capital XXVIII	7.200	% (a)		255,100

					1,036,900

REITS: 0.2%
10,000	First Potomac Realty Trust	7.750%			253,700

TELECOMMUNICATION SERVICES: 1.2%
20,000	Qwest Corp.	7.375%			530,800
20,000	Qwest Corp.	7.500%			528,000
10,000	United States Cellular Corp.	6.950%			266,200

					1,325,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares/Principal Amount		Coupon Rate	Maturity Date	Value

UTILITIES: 0.5%
20,000	DTE Energy Co.	6.500%		$537,200

TOTAL PREFERRED STOCKS
(Cost $3,250,000)				3,402,799

SHORT TERM INVESTMENTS: 11.6%
CORPORATE BONDS: 7.7%
$300,000	Agilent Technologies, Inc.	4.450%	09/14/2012	305,873
193,000	Allstate Corp./The	6.125%	02/15/2012	194,007
200,000	Chugach Electric Association, Inc.	6.200%	02/01/2012	200,802
50,000	Citigroup Inc.	6.000%	02/21/2012	50,279
130,000	Coca-Cola Refreshments USA Inc.	8.500%	02/01/2012	130,763
20,000	General Electric Capital Corp.	4.000%	02/15/2012	20,067
50,000	General Electric Capital Corp.	4.250%	06/15/2012	50,606
655,000	Goldman Sachs Group, Inc.	6.600%	01/15/2012	655,865
250,000	M&I Marshall & Ilsley Bank	5.250%	09/04/2012	256,875
800,000	Morgan Stanley	5.625%	01/09/2012	800,122
349,000	Morgan Stanley	5.750%	08/31/2012	353,480
1,000,000	Morgan Stanley (b)	6.600%	04/01/2012	1,008,318
30,000	PepsiCo Capital Resources, Inc. (f)	0.000%	04/01/2012	29,941
1,534,000	Plains All American Pipeline	4.250%	09/01/2012	1,564,780
238,000	Reynolds American, Inc.	7.250%	06/01/2012	243,777
265,000	Transcontinental Gas Pipe Line Co., LLC	8.875%	07/15/2012	275,648
350,000	Tyco Electronics Group S.A. (c)	6.000%	10/01/2012	362,281
600,000	UST Inc.	6.625%	07/15/2012	617,188
433,000	Verizon New Jersey Inc.	5.875%	01/17/2012	433,712
200,000	Waste Management, Inc.	6.375%	11/15/2012	209,084
500,000	Whirlpool Corp.	8.000%	05/01/2012	511,157

				8,274,625

MONEY MARKET INVESTMENTS: 3.9%
4,197,034	First American Government Obligations Fund, 0.00% (e)			4,197,034

TOTAL SHORT TERM INVESTMENTS
(Cost $12,466,467)				12,471,659

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 13.1%
MONEY MARKET INVESTMENT: 13.1%
14,190,647	Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (e)	$14,190,647

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $14,190,647)		14,190,647

TOTAL INVESTMENTS
(Cost $119,678,312), 111.9%		120,857,656
LIABILITIES IN EXCESS OF OTHER ASSETS, (11.9)%		(12,900,236)

TOTAL NET ASSETS, 100.0%		$107,957,420

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at December 31, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	Defaulted security that is comprised of 0.09% of net assets.
(e)	7-Day Yield.
(f)	Non Income Producing.
(g)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 2.90% of net assets.
(h)	Illiquid security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 0.23% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$—	$249,999	$249,999
Financials	1,036,900	—	—	1,036,900
REITs	253,700	—	—	253,700
Telecommunication Services	1,325,000	—	—	1,325,000
Utilities	537,200	—	—	537,200

Total Preferred Stocks	3,152,800	—	249,999	3,402,799

Fixed Income
Corporate Bonds	—	77,521,438	—	77,521,438
Asset Backed Security	—	—	3,131,732	3,131,732
U.S. Government Agency Obligations	—	9,989,381	—	9,989,381
Foreign Government Note/Bond	—	150,000	—	150,000

Total Fixed Income	—	87,660,819	3,131,732	90,792,551

Short Term Investments	4,197,034	8,274,625	—	12,471,659

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	14,190,647	—	—	14,190,647

Total Investments in Securities	$21,540,481	$95,935,444	$3,381,731	$120,857,656

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$1,150,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	4,000,000
Sales	(1,768,269)
Transfers in and/or out of Level 3 *	—

Balance as of December 31, 2011	$3,381,731

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 42.2%
AEROSPACE/DEFENSE: 0.4%
$250,000	Alliant Techsystems Inc., Callable 04/01/2012	6.750%	04/01/2016	$256,250
175,000	Altegrity Inc. (Acquired 07/22/2009, Cost $156,663), Callable 11/01/2012 (c)(e)(g)	10.500%	11/01/2015	157,500
325,000	Altegrity Inc. (Acquired 09/29/2010 and 02/08/2011, Cost $122,947 and $214,284, respectively), Callable 05/01/2012 (c)(e)(f)(g)	11.750%	05/01/2016	284,375
100,000	Mantech International Corp., Callable 04/15/2014	7.250%	04/15/2018	101,875
300,000	Sequa Corp. (Acquired 10/26/2011 and 10/31/2011, Cost $212,090 and $105,931, respectively), Callable 12/01/2012 (c)(e)(g)	11.750%	12/01/2015	319,500
150,000	Sequa Corp. (Acquired 10/24/2011, Cost $160,148), Callable 12/01/2012 (c)(e)(g)	13.500%	12/01/2015	160,500
775,000	Transdigm Inc., Callable 12/15/2014	7.750%	12/15/2018	833,125

				2,113,125

AUTOMOTIVE: 2.7%
275,000	Affinia Group Inc., Callable 11/30/2012	9.000%	11/30/2014	272,250
270,000	Affinia Group Inc. (Acquired 08/06/2009 - 12/07/2009, Aggregate Cost $286,320), Callable 08/15/2012 (c)(e)(g)	10.750%	08/15/2016	292,950

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$650,000	Allison Transmission, Inc. (Acquired 04/27/2011 - 12/01/2011, Aggregate Cost $627,085), Callable 05/15/2015 (c)(e)(g)	7.125%	05/15/2019	$637,000
525,000	American Axle & Manufacturing Holdings, Inc.	7.750%	11/15/2019	514,500
225,000	American Axle & Manufacturing Holdings, Inc. (Acquired 12/10/2009 and 07/20/2010, Cost $24,679 and $209,841, respectively), Callable 01/15/2014 (c)(e)(g)	9.250%	01/15/2017	244,125
500,000	ArvinMeritor Inc., Callable 03/15/2014	10.625%	03/15/2018	470,000
325,000	Chrysler Group LLC/CG Co-Issuer Inc. (Acquired 05/19/2011, Cost $325,000), Callable 06/15/2015 (c)(e)(g)	8.000%	06/15/2019	297,375
625,000	Chrysler Group LLC/CG Co-Issuer Inc. (Acquired 05/19/2011, Cost $625,000), Callable 06/15/2016 (c)(e)(g)	8.250%	06/15/2021	568,750
350,000	Cooper-Standard Automotive, Callable 05/01/2014	8.500%	05/01/2018	366,188
50,000	Dana Holding Corp., Callable 02/15/2015	6.500%	02/15/2019	50,500
50,000	Dana Holding Corp., Callable 02/15/2016	6.750%	02/15/2021	51,250
925,000	Exide Technologies, Callable 02/01/2015	8.625%	02/01/2018	712,250
900,000	Ford Motor Credit Co. LLC	3.875%	01/15/2015	896,640
350,000	Ford Motor Credit Co. LLC	5.875%	08/02/2021	364,773
225,000	Ford Motor Credit Co. LLC	6.625%	08/15/2017	244,926
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	464,454
800,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	870,774
475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	538,939
125,000	Ford Motor Credit Co. LLC	8.125%	01/15/2020	147,134
850,000	International Automotive Components Group SL (Acquired 05/26/2011 - 12/20/2011, Aggregate Cost $836,535), Callable 06/01/2015 (b)(c)(e)(g)	9.125%	06/01/2018	760,750
50,000	Jaguar Land Rover PLC (Acquired 05/12/2011, Cost $50,000), Callable 05/15/2014 (b)(c)(e)(g)	7.750%	05/15/2018	47,625
525,000	Jaguar Land Rover PLC (Acquired 05/12/2011 - 11/30/2011, Aggregate Cost $499,571), Callable 05/15/2016 (b)(c)(e)(g)	8.125%	05/15/2021	493,500
350,000	Lear Corp., Callable 03/15/2014	7.875%	03/15/2018	378,875
50,000	Lear Corp., Callable 03/15/2015	8.125%	03/15/2020	55,000
292,000	Navistar International Corp., Callable 11/01/2014	8.250%	11/01/2021	310,615
800,000	Pittsburgh Glass Works, LLC (Acquired 04/08/2011 - 12/22/2011, Aggregate Cost $793,407), Callable 04/15/2013 (c)(e)(g)	8.500%	04/15/2016	770,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$300,000	Stoneridge, Inc. (Acquired 09/24/2010 and 10/01/2010, Cost $250,000 and $51,839, respectively), Callable 10/15/2014 (c)(e)(g)	9.500%	10/15/2017	$307,500
275,000	Tenneco Inc., Callable 12/15/2015	6.875%	12/15/2020	281,875
50,000	Tenneco Inc., Callable 08/15/2014	7.750%	08/15/2018	53,000
725,000	Tomkins LLC / Tomkins Inc., Callable 10/01/2014	9.000%	10/01/2018	803,844
225,000	Tower Automotive, Inc. (Acquired 08/13/2010 and 10/20/2010, Cost $146,159 and $79,252, respectively), Callable 09/01/2014 (c)(e)(g)	10.625%	09/01/2017	226,125
1,025,000	UCI International, Inc., Callable 02/15/2015	8.625%	02/15/2019	994,249

				13,487,736

BUILDING MATERIALS: 0.8%
75,000	American Standard Cos. (Acquired 01/13/2011, Cost $75,000), Callable 01/15/2013 (c)(e)(f)(g)	10.750%	01/15/2016	44,625
450,000	Associated Materials LLC, Callable 11/01/2013	9.125%	11/01/2017	392,625
275,000	Building Materials Corp. (Acquired 04/26/2011 and 09/14/2011, Cost $173,436 and $97,084, respectively), Callable 05/01/2016 (c)(e)(g)	6.750%	05/01/2021	288,750
100,000	Building Materials Corp. (Acquired 03/09/2010, Cost $99,135), Callable 03/15/2015 (c)(e)(g)	7.500%	03/15/2020	108,000
525,000	Interline Brands, Inc., Callable 11/15/2013	7.000%	11/15/2018	543,375
500,000	Masonite International Corp. (Acquired 04/08/2011 - 06/22/2011, Aggregate Cost $501,647), Callable 04/15/2015 (b)(c)(e)(g)	8.250%	04/15/2021	490,000
775,000	Norcraft Holdings, Callable 12/15/2012	10.500%	12/15/2015	722,687
450,000	Nortek Inc. (Acquired 04/12/2011, Cost $450,000), Callable 04/15/2016 (c)(e)(g)	8.500%	04/15/2021	380,250
400,000	Nortek Inc. (Acquired 11/18/2010 and 06/16/2011, Cost $200,000 and $199,500, respectively), Callable 12/01/2014 (c)(e)(g)	10.000%	12/01/2018	379,000
575,000	Ply Gem Industries, Inc., Callable 02/15/2014	8.250%	02/15/2018	500,969

				3,850,281

CHEMICALS: 1.3%
250,000	Compass Minerals International, Inc., Callable 06/01/2014	8.000%	06/01/2019	269,375
1,025,000	Ferro Corp., Callable 08/15/2014	7.875%	08/15/2018	1,030,125

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS, Continued
$550,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 02/01/2014	8.875%	02/01/2018	$515,625
475,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 11/15/2015	9.000%	11/15/2020	391,875
475,000	Huntsman International LLC	5.500%	06/30/2016	465,500
150,000	Huntsman International LLC, Callable 03/15/2015	8.625%	03/15/2020	159,000
250,000	Huntsman International LLC, Callable 09/15/2015	8.625%	03/15/2021	265,000
425,000	Koppers Inc., Callable 12/01/2014	7.875%	12/01/2019	450,500
550,000	Momentive Performance Materials Inc., Callable 01/15/2016	9.000%	01/15/2021	418,000
550,000	Nalco Co. (Acquired 12/09/2010, Cost $550,000) (c)(e)(g)	6.625%	01/15/2019	636,625
700,000	OMNOVA Solutions Inc., Callable 11/01/2014	7.875%	11/01/2018	605,500
400,000	Oxea Finance (Acquired 07/09/2010 - 09/15/2011, Aggregate Cost $403,676), Callable 07/15/2013 (b)(c)(e)(g)	9.500%	07/15/2017	400,000
100,000	Solutia, Inc., Callable 03/15/2015	7.875%	03/15/2020	108,750
450,000	Solutia, Inc., Callable 11/01/2013	8.750%	11/01/2017	491,625

				6,207,500

CONSTRUCTION MACHINERY: 0.3%
250,000	RSC Equipment Rental Inc., Callable 02/01/2016	8.250%	02/01/2021	253,125
425,000	RSC Equipment Rental Inc. (Acquired 07/13/2009 - 09/15/2009, Aggregate Cost $441,152), Callable 07/15/2013 (c)(e)(g)	10.000%	07/15/2017	495,125
100,000	RSC Equipment Rental Inc., Callable 11/15/2014	10.250%	11/15/2019	109,000
875,000	United Rentals North America, Callable 09/15/2015	8.375%	09/15/2020	853,125

				1,710,375

CONSUMER PRODUCTS: 1.9%
400,000	Central Garden and Pet Co., Callable 03/01/2014	8.250%	03/01/2018	392,000
550,000	Easton-Bell Sports Inc., Callable 12/01/2012	9.750%	12/01/2016	599,500
500,000	Grupo Famsa S.A.B de C.V., Callable 07/20/2013 (b)	11.000%	07/20/2015	492,500
500,000	Jarden Corp.	7.500%	05/01/2017	530,000
200,000	Jarden Corp., Callable 05/01/2013	8.000%	05/01/2016	216,000
660,000	Libbey Glass Inc., Callable 08/15/2012	10.000%	02/15/2015	706,200
1,000,000	Metalloinvest Finance Ltd. (b)	6.500%	07/21/2016	895,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

CONSUMER PRODUCTS, Continued
$775,000	Prestige Brands, Inc., Callable 04/01/2014	8.250%		04/01/2018	$794,374
250,000	Scotts Miracle-Gro Co./The (Acquired 12/13/2010, Cost $250,000), Callable 12/15/2015 (c)(e)(g)	6.625%		12/15/2020	253,750
1,150,000	Sealy Mattress Co., Callable 06/15/2012	8.250%		06/15/2014	1,138,500
168,000	Sealy Mattress Co. (Acquired 07/13/2009 and 09/03/2009, Cost $96,778 and $79,159, respectively), Callable 04/15/2012 (c)(e)(g)	10.875%		04/15/2016	183,540
875,000	Simmons Bedding Co. (Acquired 02/02/2010 - 12/02/2011, Aggregate Cost $919,556), Callable 01/20/2012 (c)(e)(g)	11.250%		07/15/2015	903,437
225,000	Spectrum Brands Inc., Callable 06/15/2014	9.500%		06/15/2018	246,094
250,000	Spectrum Brands Inc., Callable 06/15/2014 (c)(g)	9.500%		06/15/2018	273,438
650,000	Spectrum Brands Inc., Callable 08/28/2012	12.000%		08/28/2019	706,875
1,000,000	Visant Corp., Callable 10/01/2013	10.000%		10/01/2017	915,000

					9,246,208

DIVERSIFIED MANUFACTURING / OPERATIONS: 0.4%
1,100,000	Dubai Holding Commercial Operations Ltd. (b)	6.000%		02/01/2017	1,229,966
3,500,000	TID Global Sukuk I Ltd. (b)(f)(j)	2.210%	(a)	03/20/2012	875,000

					2,104,966

ENERGY: 3.9%
400,000	Alliance Oil Co. Ltd. (b)	9.875%		03/11/2015	405,000
1,000,000	Altus Capital Pte Ltd., Callable 02/10/2013 (b)	12.875%		02/10/2015	993,345
675,000	ATP Oil & Gas Corp., Callable 05/01/2013	11.875%		05/01/2015	443,813
525,000	Basic Energy Services, Callable 04/15/2012	7.125%		04/15/2016	526,313
325,000	Basic Energy Services, Callable 02/15/2015	7.750%		02/15/2019	327,438
75,000	Berry Petroleum Co., Callable 11/01/2015	6.750%		11/01/2020	75,750
375,000	Carrizo Oil & Gas, Inc., Callable 10/15/2014 (c)(g)	8.625%		10/15/2018	376,875
675,000	Chaparral Energy, Inc., Callable 10/01/2015	9.875%		10/01/2020	728,999
750,000	CHC Helicopter SA (Acquired 09/22/2010 - 04/06/2011, Aggregate Cost $748,702), Callable 10/15/2015 (b)(c)(e)(g)	9.250%		10/15/2020	675,000
100,000	Chesapeake Energy Corp., Callable 08/15/2013	6.875%		08/15/2018	107,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$375,000	Chesapeake Energy Corp.	9.500%	02/15/2015	$429,375
450,000	Chesapeake Oilfield Services Co. (Acquired 10/25/2011 and 11/30/2011, Cost $225,000 and $223,594, respectively), Callable 11/15/2015 (c)(e)(g)	6.625%	11/15/2019	468,000
600,000	Cie Generale de Geophysique, Callable 06/01/2016 (b)	6.500%	06/01/2021	582,000
200,000	Cie Generale de Geophysique, Callable 05/15/2012 (b)	7.750%	05/15/2017	202,500
75,000	Cie Generale de Geophysique, Callable 05/15/2013 (b)	9.500%	05/15/2016	81,000
500,000	Coffeyville Resources (Acquired 03/25/2010 - 01/28/2011, Aggregate Cost $512,148), Callable 04/01/2013 (c)(e)(g)	10.875%	04/01/2017	560,000
350,000	Complete Production Services, Callable 12/15/2012	8.000%	12/15/2016	364,000
400,000	Comstock Resources, Inc., Callable 04/01/2015	7.750%	04/01/2019	380,000
250,000	Concho Resources Inc., Callable 01/15/2016	7.000%	01/15/2021	268,438
175,000	Copano Energy LLC / Copano Energy Finance Co., Callable 04/01/2016	7.125%	04/01/2021	176,750
75,000	Denbury Resources Inc., Callable 08/15/2016	6.375%	08/15/2021	78,375
375,000	Denbury Resources Inc., Callable 02/15/2015	8.250%	02/15/2020	419,063
75,000	Denbury Resources Inc., Callable 03/01/2013	9.750%	03/01/2016	82,688
200,000	Energy XXI Gulf Coast, Inc., Callable 06/15/2015	7.750%	06/15/2019	204,000
525,000	Energy XXI Gulf Coast, Inc., Callable 12/15/2014	9.250%	12/15/2017	569,625
575,000	EXCO Resources, Inc., Callable 09/15/2014	7.500%	09/15/2018	543,375
625,000	Forbes Energy Services Ltd., Callable 06/15/2015	9.000%	06/15/2019	584,374
325,000	Linn Energy LLC/Finance Corp., Callable 09/15/2015	7.750%	02/01/2021	338,000
450,000	Linn Energy LLC/Finance Corp., Callable 04/15/2015	8.625%	04/15/2020	488,250
1,000,000	MIE Holdings Corp., Callable 05/12/2014 (b)	9.750%	05/12/2016	890,000
600,000	PHI, Inc., Callable 10/15/2014	8.625%	10/15/2018	601,499
675,000	Plains Exploration & Production Co., Callable 02/01/2017	6.750%	02/01/2022	707,063

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$1,000,000	Sea Trucks Group (b)(f)	10.000%	(a)	01/31/2015	$910,000
150,000	SESI, LLC, Callable 05/01/2015	6.375%		05/01/2019	152,625
700,000	SESI, LLC (Acquired 11/21/2011 and 12/02/2011, Cost $500,000 and $205,721, respectively), Callable 12/15/2016 (c)(e)(g)	7.125%		12/15/2021	734,999
150,000	SM Energy Co. (Acquired 11/03/2011, Cost $150,000), Callable 11/15/2016 (c)(e)(g)	6.500%		11/15/2021	154,500
2,000,000	Vedanta Resources Jersey II Ltd. (b)	4.000%		03/30/2017	1,701,000
475,000	W&T Offshore, Inc.(Acquired 06/03/2011, Cost $475,000), Callable 06/15/2015 (c)(e)(g)	8.500%		06/15/2019	491,625
1,000,000	Winsway Coking Coal Holding Ltd., Callable 04/08/2014 (b)	8.500%		04/08/2016	795,000
1,000,000	Zhaikmunai LLP, Callable 10/19/2013 (b)	10.500%		10/19/2015	960,000

					19,577,657

ENTERTAINMENT: 0.4%
625,000	Cedar Fair LP, Callable 08/01/2014	9.125%		08/01/2018	679,688
375,000	Cinemark USA Inc., Callable 06/15/2016	7.375%		06/15/2021	383,438
500,000	Cinemark USA Inc., Callable 06/15/2014	8.625%		06/15/2019	543,750
475,000	Regal Cinemas Corp., Callable 07/15/2014	8.625%		07/15/2019	513,000

					2,119,876

FINANCIAL INSTITUTIONS/SERVICES: 4.2%
475,000	Ally Financial Inc.	4.500%		02/11/2014	458,375
100,000	Ally Financial Inc.	6.250%		12/01/2017	96,460
550,000	Ally Financial Inc.	7.000%		02/01/2012	551,375
225,000	Ally Financial Inc.	7.500%		09/15/2020	227,250
450,000	Ally Financial Inc.	8.000%		03/15/2020	461,250
1,575,000	Ally Financial Inc.	8.300%		02/12/2015	1,661,625
3,000,000	Astana Finance USD (b)(f)(j)	9.000%		11/16/2011	240,000
1,000,000	Banco BMG (b)	8.000%		04/15/2018	850,070
1,300,000	Banco Curzeiro Do Sul SA (b)	8.000%		09/17/2012	1,213,940
1,000,000	Banco Curzeiro Do Sul SA (b)	8.250%		01/20/2016	700,000
901,842	Bank Nadra (b)(f)	8.000%	(a)	06/22/2017	423,866
1,500,000	CB Rencap (Ren Consumer) (b)	13.000%		04/01/2013	1,441,875
325,000	CIT Group, Inc. (Acquired 03/23/2011, Cost $325,000) (c)(e)(g)	6.625%		04/01/2018	336,375
3,575,000	CIT Group, Inc. (NJ) (Acquired 07/13/2011 - 12/07/2011, Aggregate Cost $3,564,442), Callable 01/01/2012 (c)(e)(g)	7.000%		05/02/2017	3,570,530
1,000,000	First Ukrainian International Bank (b)	11.000%		12/31/2014	840,500
225,000	International Lease Finance Corp.	6.250%		05/15/2019	207,853
225,000	International Lease Finance Corp.	8.625%		09/15/2015	230,625
1,350,000	International Lease Finance Corp.	8.750%		03/15/2017	1,390,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIAL INSTITUTIONS/SERVICES, Continued

$475,000	International Lease Finance Corp.	8.875%	09/01/2017	$491,625
900,000	MBIA Inc.	5.700%	12/01/2034	556,335
1,300,000	Nuveen Investments Inc., Callable 11/15/2012	10.500%	11/15/2015	1,290,250
1,000,000	Oschadbank (b)	8.250%	03/10/2016	805,000
3,000,000	Tamweel (b)	4.310%	01/23/2013	2,816,640

				20,862,319

FOOD & BEVERAGE: 2.2%
725,000	Aramark Corp., Callable 02/01/2012	8.500%	02/01/2015	743,125
825,000	Aramark Corp. (Acquired 04/04/2011 - 08/03/2011, Aggregate Cost $833,073), Callable 05/01/2012 (c)(e)(g)	8.625%	05/01/2016	849,750
1,000,000	Avangardo Investments (b)	10.000%	10/29/2015	740,000
675,000	B & G Foods Inc., Callable 01/15/2014	7.625%	01/15/2018	717,188
275,000	Darling International Inc., Callable 12/15/2014	8.500%	12/15/2018	305,250
600,000	Dean Foods Co.	7.000%	06/01/2016	592,500
750,000	Dean Foods Co., Callable 12/15/2014	9.750%	12/15/2018	798,750
850,000	Del Monte Foods Co., Callable 02/15/2014	7.625%	02/15/2019	816,000
1,000,000	Fufeng Group Ltd., Callable 04/13/2014 (b)	7.625%	04/13/2016	820,000
1,000,000	MHPSA Ukraine (b)	10.250%	04/29/2015	880,000
1,150,000	Michael Foods Inc., Callable 07/15/2014	9.750%	07/15/2018	1,210,375
550,000	Pinnacle Foods Finance LLC, Callable 09/01/2013	8.250%	09/01/2017	572,000
425,000	Pinnacle Foods Finance LLC, Callable 04/01/2012	9.250%	04/01/2015	436,156
275,000	Pinnacle Foods Finance LLC, Callable 04/01/2012	10.625%	04/01/2017	288,750
950,000	U.S. Foodservice, Inc. (Acquired 05/06/2011 - 11/30/2011, Aggregate Cost $943,214), Callable 6/30/2014 (c)(e)(g)	8.500%	06/30/2019	919,125

				10,688,969

GAMING: 1.5%
600,000	American Casino & Entertainment, Callable 06/15/2012	11.000%	06/15/2014	610,500
775,000	Great Canadian Gaming Corp. (Acquired 07/08/2009 - 04/12/2011, Aggregate Cost $762,762), Callable 02/15/2012 (b)(c)(e)(g)	7.250%	02/15/2015	782,749
1,175,000	Harrahs Entertainment Inc., Callable 06/01/2013	11.250%	06/01/2017	1,246,969
650,000	Jacobs Entertainment, Inc., Callable 06/15/2012	9.750%	06/15/2014	601,250
1,000,000	MGM Mirage Inc.	7.500%	06/01/2016	957,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING, Continued
$250,000	MGM Mirage Inc., Callable 05/15/2013	11.125%	11/15/2017	$285,000
125,000	MGM Mirage Inc.	11.375%	03/01/2018	137,500
250,000	Peninsula Gaming LLC., Callable 08/15/2012	8.375%	08/15/2015	265,000
575,000	Peninsula Gaming LLC., Callable 08/15/2013	10.750%	08/15/2017	602,313
275,000	Penn National Gaming Inc., Callable 08/15/2014	8.750%	08/15/2019	299,063
375,000	San Pasqual Casino (Acquired 09/21/2009 and 12/12/2011, Cost $196,228 and $173,731, respectively), Callable 02/16/2012 (c)(e)(g)	8.000%	09/15/2013	369,375
325,000	Seminole Indian Tribe of Florida (Acquired 11/03/2010 and 01/12/2011, Cost $75,000 and $263,249, respectively), Callable 10/01/2013 (c)(e)(g)	7.750%	10/01/2017	338,000
260,000	Seminole Indian Tribe of Florida (Acquired 11/19/2009, Cost $240,749), Callable 10/01/2018 (c)(e)(g)	7.804%	10/01/2020	253,445
850,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. (Acquired 04/12/2011 - 12/22/2011, Aggregate Cost $869,873), Callable 10/15/2013 (c)(e)(g)	8.625%	04/15/2016	871,250

				7,619,914

HEALTH CARE: 4.0%
375,000	Alere Inc., Callable 02/01/2013	7.875%	02/01/2016	375,938
575,000	Alere Inc., Callable 05/15/2013	9.000%	05/15/2016	580,750
650,000	Bausch & Lomb Inc., Callable 11/01/2012	9.875%	11/01/2015	682,500
1,450,000	Biomet Inc., Callable 10/15/2012	11.625%	10/15/2017	1,573,250
375,000	CRC Health Corp., Callable 02/01/2012 (f)	10.750%	02/01/2016	356,250
450,000	DJO Finance LLC, Callable 04/15/2014	7.750%	04/15/2018	345,375
150,000	DJO Finance LLC, Callable 10/15/2013	9.750%	10/15/2017	116,625
1,175,000	Emergency Medical Services Corp., Callable 06/01/2014	8.125%	06/01/2019	1,172,063
425,000	ExamWorks Group, Inc. (Acquired 07/14/2011 and 08/04/2011, Cost $400,000 and $24,688, respectively), Callable 07/15/2015 (c)(e)(g)	9.000%	07/15/2019	384,625
625,000	Grifols Inc., Callable 02/01/2014	8.250%	02/01/2018	656,250
825,000	HCA Holdings Inc., Callable 11/15/2015	7.750%	05/15/2021	839,438
200,000	HCA Inc.	6.500%	02/15/2020	207,500
2,150,000	HCA Inc.	7.500%	02/15/2022	2,198,374
350,000	HCA Inc., Callable 08/15/2014	7.875%	02/15/2020	378,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$750,000	Iasis Healthcare Corp., Callable 05/15/2014	8.375%	05/15/2019	$654,375
450,000	inVentiv Health, Inc. (Acquired 06/30/2011, Cost $428,686), Callable 08/15/2014 (c)(e)(g)	10.000%	08/15/2018	411,750
850,000	Jaguar Holding Co. (Acquired 11/15/2011 - 12/21/2011, Aggregate Cost $860,367), Callable 12/01/2014 (c)(e)(g)	9.500%	12/01/2019	892,500
600,000	Kinetic Concepts, Inc. (Acquired 10/25/2011 - 12/06/2011, Aggregate Cost $588,880), Callable 11/01/2015 (c)(e)(g)	10.500%	11/01/2018	588,000
1,300,000	Multiplan, Inc. (Acquired 08/12/2010 - 12/22/2011, Aggregate Cost $1,339,952), Callable 09/01/2014 (c)(e)(g)	9.875%	09/01/2018	1,352,000
875,000	Omnicare Inc., Callable 06/01/2015	7.750%	06/01/2020	939,531
70,000	Rotech Healthcare Inc., Callable 03/15/2015	10.500%	03/15/2018	53,900
160,000	Rotech Healthcare Inc., Callable 04/15/2013	10.750%	10/15/2015	157,600
900,000	United Surgical Partners, Callable 05/01/2012	9.250%	05/01/2017	904,500
975,000	Universal Hospital Services, Inc., Callable 06/01/2012	8.500%	06/01/2015	984,750
1,275,000	Vanguard Health Holdings LLC/ Inc., Callable 02/01/2014	8.000%	02/01/2018	1,265,438
450,000	Ventas Realty LP, Callable 06/01/2012	6.500%	06/01/2016	463,933
1,217,187	VWR Funding Inc., Callable 07/15/2012	10.250%	07/15/2015	1,256,746

				19,791,961

INDUSTRIALS: 1.7%
375,000	American Tire Distributors Inc., Callable 06/01/2013	9.750%	06/01/2017	386,250
100,000	Amsted Industries (Acquired 03/12/2010, Cost $99,280), Callable 03/15/2014 (c)(e)(g)	8.125%	03/15/2018	106,000
125,000	Atkore International Inc., Callable 01/01/2014	9.875%	01/01/2018	119,688
250,000	Belden Inc., Callable 06/15/2014	9.250%	06/15/2019	266,875
575,000	Cleaver-Brooks Inc. (Acquired 04/21/2010 - 12/13/2011, Aggregate Cost $585,100), Callable 05/01/2013 (c)(e)(g)	12.250%	05/01/2016	575,000
500,000	Dynacast International LLC (Acquired 07/12/2011 - 12/14/2011, Aggregate Cost $501,606), Callable 07/15/2015 (c)(e)(g)	9.250%	07/15/2019	470,000
500,000	General Cable Corp., Callable 04/01/2012	7.125%	04/01/2017	498,750
700,000	Hillman Group Inc., Callable 06/01/2014	10.875%	06/01/2018	693,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$275,000	International Wire Group (Acquired 04/20/2010 and 07/21/2010, Cost $247,595 and $25,096, respectively), Callable 10/15/2012 (c)(e)(g)	9.750%	04/15/2015	$277,750
2,000,000	Interpipe Ukraine (b)(f)	10.250%	08/02/2017	1,320,000
625,000	Knowledge Learning Center (Acquired 07/21/2009 - 05/24/2011, Aggregate Cost $617,168), Callable 02/01/2012 (c)(e)(g)	7.750%	02/01/2015	582,813
475,000	Maxim Crane Works LP (Acquired 03/31/2010 - 05/04/2011, Aggregate Cost $477,153), Callable 04/15/2012 (c)(e)(g)	12.250%	04/15/2015	427,500
525,000	Mueller Water Products Inc., Callable 06/01/2012	7.375%	06/01/2017	477,750
325,000	Mueller Water Products Inc., Callable 09/01/2015	8.750%	09/01/2020	353,031
625,000	RBS Global & Rexnord Corp., Callable 05/01/2014	8.500%	05/01/2018	662,500
325,000	SPX Corp.	7.625%	12/15/2014	357,500
325,000	Thermon Industries, Inc., Callable 05/01/2014	9.500%	05/01/2017	350,188
500,000	TMK Bonds SA (b)	5.250%	02/11/2015	467,000

				8,391,595

LODGING: 0.1%
675,000	Host Hotels & Resorts, LP (Acquired 11/14/2011, Cost $675,000), Callable 07/01/2021 (c)(e)(g)	6.000%	10/01/2021	691,875

MEDIA - CABLE: 0.5%
150,000	Cequel Communications Holdings (Acquired 01/13/2011 and 11/17/2011, Cost $102,578 and $51,599, respectively), Callable 11/15/2012 (c)(e)(g)	8.625%	11/15/2017	159,000
500,000	Charter Communications Holdings II, Callable 01/15/2014	7.000%	01/15/2019	521,250
450,000	Charter Communications Holdings II, Callable 12/01/2015	7.375%	06/01/2020	474,750
400,000	Charter Communications Holdings II, Callable 04/30/2013	7.875%	04/30/2018	426,500
50,000	Charter Communications Holdings II, Callable 04/30/2015	8.125%	04/30/2020	54,750
525,000	Insight Communications (Acquired 06/30/2010 - 02/11/2011, Aggregate Cost $552,017), Callable 07/15/2013 (c)(e)(g)	9.375%	07/15/2018	599,813

				2,236,063

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - NON-CABLE: 2.8%
$875,000	Clear Channel Communications, Inc., Callable 03/01/2016	9.000%	03/01/2021	$737,188
625,000	Clear Channel Worldwide, Callable 12/15/2012	9.250%	12/15/2017	674,750
850,000	Crown Media Holdings, Inc., Callable 07/15/2015	10.500%	07/15/2019	894,624
700,000	Cumulus Media Inc. (Acquired 04/29/2011 - 12/09/2011, Aggregate Cost $686,853), Callable 05/01/2015 (c)(e)(g)	7.750%	05/01/2019	621,250
625,000	Entercom Radio, LLC (Acquired 11/18/2011, Cost $616,700), Callable 12/01/2015 (c)(e)(g)	10.500%	12/01/2019	625,000
675,000	Entravision Communications Corp., Callable 08/01/2013	8.750%	08/01/2017	661,500
550,000	Fox Acquisition Sub LLC (Acquired 07/29/2009 - 04/19/2011, Aggregate Cost $498,046), Callable 07/15/2012 (c)(e)(g)	13.375%	07/15/2016	600,187
250,000	Houghton Mifflin Harcourt Publishing Co. (Acquired 05/13/2011, Cost $250,000), Callable 06/01/2015 (c)(e)(g)	10.500%	06/01/2019	152,500
325,000	Intelsat Bermuda Ltd., Callable 02/15/2013 (b)	11.500%	02/04/2017	313,625
350,000	Intelsat Jackson Holdings (Acquired 03/22/2011, Cost $350,000), Callable 04/01/2015 (b)(c)(e)(g)	7.250%	04/01/2019	355,250
275,000	Intelsat Jackson Holdings (Acquired 03/22/2011 and 11/29/2011, Cost $225,000 and $47,642, respectively), Callable 04/01/2016 (b)(c)(e)(g)	7.500%	04/01/2021	278,094
475,000	Intelsat Jackson Holdings, Callable 11/01/2014 (b)	8.500%	11/01/2019	503,500
1,525,000	Intelsat Jackson Holdings, Callable 06/15/2012 (b)	11.250%	06/15/2016	1,602,203
525,000	Lamar Media Corp., Callable 08/15/2012	6.625%	08/15/2015	534,188
675,000	MDC Partners Inc., Callable 11/01/2013 (b)	11.000%	11/01/2016	722,249
175,000	MDC Partners Inc. (Acquired 04/14/2011, Cost $192,277), Callable 11/01/2013 (b)(c)(e)(g)	11.000%	11/01/2016	185,500
275,000	Nexstar Broadcasting Group, Inc., Callable 04/15/2014	8.875%	04/15/2017	281,875
375,000	Nexstar Broadcasting Inc., Callable 01/15/2012	7.000%	01/15/2014	366,094
375,000	Nielsen Finance LLC, Callable 10/15/2014	7.750%	10/15/2018	405,000
325,000	Proquest LLC (Acquired 09/16/2010 - 10/04/2010, Aggregate Cost $327,058), Callable 10/15/2014 (c)(e)(g)	9.000%	10/15/2018	263,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

MEDIA - NON-CABLE, Continued
$175,000	Quebecor Media, Inc., Callable 03/15/2012 (b)	7.750%		03/15/2016	$179,813
675,000	Rainbow Media Holdings LLC (Acquired 06/22/2011 - 11/29/2011, Aggregate Cost $700,347), Callable 07/15/2016 (c)(e)(g)	7.750%		07/15/2021	734,063
435,000	SGS International Inc.	12.000%		12/15/2013	437,175
925,000	SSI Investments II/ Co. LLC, Callable 06/01/2014	11.125%		06/01/2018	978,187
950,000	XM Satellite Radio Inc. (Acquired 10/13/2010 - 12/08/2011, Aggregate Cost $962,728), Callable 11/01/2014 (c)(e)(g)	7.625%		11/01/2018	997,499

					14,104,564

PACKAGING: 1.5%
550,000	Ardagh Packaging Finance Plc (Acquired 09/30/2010 - 06/21/2011, Aggregate Cost $565,830), Callable 10/15/2015 (b)(c)(e)(g)	9.125%		10/15/2020	544,500
300,000	Berry Plastics Corp., Callable 05/15/2014	9.500%		05/15/2018	301,500
350,000	Bway Holding Co., Callable 06/15/2014	10.000%		06/15/2018	372,750
556,649	Bway Parent Co. Inc., Callable 11/01/2012	10.125%		11/01/2015	539,950
400,000	Greif Inc.	7.750%		08/01/2019	432,000
650,000	Packaging Dynamics Corp. (Acquired 01/25/2011 - 12/05/2011, Aggregate Cost $658,935), Callable 02/01/2013 (c)(e)(g)	8.750%		02/01/2016	650,000
100,000	Reynolds Group (Acquired 10/06/2010, Cost $100,000), Callable 10/15/2014 (c)(e)(g)	7.125%		04/15/2019	101,750
450,000	Reynolds Group (Acquired 10/29/2009 - 11/18/2009, Aggregate Cost $449,295), Callable 10/15/2012 (c)(e)(g)	7.750%		10/15/2016	473,625
1,325,000	Reynolds Group (Acquired 01/27/2011 - 12/20/2011, Aggregate Cost $1,138,195), Callable 02/15/2016 (c)(e)(g)	8.250%		02/15/2021	1,172,625
375,000	Reynolds Group (Acquired 04/28/2010 - 11/21/2011, Aggregate Cost $362,454), Callable 05/15/2014 (c)(e)(g)	8.500%	(a)	05/15/2018	359,063
675,000	Reynolds Group (Acquired 10/06/2010 - 06/14/2011, Aggregate Cost $692,985), Callable 10/15/2014 (c)(e)(g)	9.000%		04/15/2019	641,250
400,000	Reynolds Group (Acquired 07/26/2011 - 12/13/2011, Aggregate Cost $402,326), Callable 08/15/2015 (c)(e)(g)	9.875%		08/15/2019	388,000
1,300,000	Sealed Air Corp. (Acquired 09/16/2011 - 12/21/2011, Aggregate Cost $1,370,537), Callable 09/15/2016 (c)(e)(g)	8.375%		09/15/2021	1,436,500

					7,413,513

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

PAPER: 0.3%
$75,000	Cascades, Inc., Callable 01/15/2015 (b)	7.875%	01/15/2020	$72,750
150,000	Clearwater Paper Corp., Callable 11/01/2014	7.125%	11/01/2018	156,000
450,000	Graphic Packaging International Corp., Callable 06/15/2013	9.500%	06/15/2017	492,750
575,000	Longview Fibre Paper & Packaging Inc. (Acquired 05/17/2011 - 11/28/2011, Aggregate Cost $574,896), Callable 06/01/2013 (c)(e)(g)	8.000%	06/01/2016	575,000
350,000	Rock-Tenn Co., Callable 03/15/2012	9.250%	03/15/2016	371,000

				1,667,500

REAL ESTATE: 0.6%
1,000,000	Bio City Development (f)	8.000%	07/06/2018	1,000,000
500,000	Evergrande Real Estate Group Ltd. (b)	13.000%	01/27/2015	397,500
2,428,200	Lessiron Commercial Ltd. (b)(f)(j)	12.000%	03/20/2011	752,742
500,000	Renhe Commercial Holdings Co. Ltd. (b)	13.000%	03/10/2016	340,000
1,000,000	Yuksel Insaat, Callable 11/10/2013 (b)	9.500%	11/10/2015	715,000

				3,205,242

RESTAURANTS: 0.4%
1,125,000	DineEquity, Inc., Callable 10/30/2014	9.500%	10/30/2018	1,207,969
900,000	NPC International, Inc., Callable 01/15/2016 (c)(g)	10.500%	01/15/2020	904,500

				2,112,469

RETAILERS: 1.8%
675,000	Academy Ltd./Academy Finance Corp. (Acquired 07/25/2011 - 12/05/2011, Aggregate Cost $680,250), Callable 08/01/2014 (c)(e)(g)	9.250%	08/01/2019	666,563
425,000	Dollar General Corp., Callable 07/15/2012	11.875%	07/15/2017	469,625
275,000	Express LLC/Express Finance, Callable 03/01/2014	8.750%	03/01/2018	297,688
700,000	Gymboree Corp./The, Callable 12/01/2014	9.125%	12/01/2018	612,500
350,000	Limited Brands Inc.	8.500%	06/15/2019	407,750
975,000	Michaels Stores, Inc., Callable 11/01/2014	7.750%	11/01/2018	984,750
1,175,000	Needle Merger Corp. (Acquired 03/03/2011 - 12/09/2011, Aggregate Cost $1,153,957), Callable 03/15/2014 (c)(e)(g)	8.125%	03/15/2019	1,119,187
600,000	Penske Auto Group Inc., Callable 12/15/2012	7.750%	12/15/2016	615,000
950,000	PETCO Animal Supplies Stores, Inc. (Acquired 11/19/2010 - 12/20/2011, Aggregate Cost $988,145), Callable 12/01/2013 (c)(e)(g)	9.250%	12/01/2018	1,018,875

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAILERS, Continued
$150,000	QVC Inc. (Acquired 03/17/2010, Cost $150,000), Callable 04/15/2013 (c)(e)(g)	7.125%	04/15/2017	$159,000
200,000	QVC Inc. (Acquired 09/24/2009, Cost $200,423), Callable 10/01/2014 (c)(e)(g)	7.500%	10/01/2019	214,500
525,000	Sally Holdings LLC (Acquired 11/03/2011 and 12/02/2011, Cost $325,000 and $205,466, respectively), Callable 11/15/2015 (c)(e)(g)	6.875%	11/15/2019	548,625
275,000	Yankee Candle Co., Inc./The, Callable 02/15/2012	8.500%	02/15/2015	277,750
725,000	Yankee Candle Co., Inc./The, Callable 02/15/2012	9.750%	02/15/2017	706,875
675,000	Yankee Candle Co., Inc./The, Callable 02/15/2012	10.250%	02/15/2016	590,625

				8,689,313

SERVICES: 0.5%
825,000	Garda World Security Corp. (Acquired 03/08/2010 - 12/06/2011, Aggregate Cost $852,656), Callable 03/15/2014 (b)(c)(e)(g)	9.750%	03/15/2017	833,250
300,000	Reliance Intermediate Holdings (Acquired 07/23/2009 and 08/06/2009, Cost $143,981 and $147,750, respectively), Callable 12/15/2014 (b)(c)(e)(g)	9.500%	12/15/2019	318,000
975,000	West Corp., Callable 11/15/2014	7.875%	01/15/2019	967,687
75,000	West Corp., Callable 10/01/2014	8.625%	10/01/2018	75,750
125,000	West Corp., Callable 10/15/2012	11.000%	10/15/2016	131,563

				2,326,250

SOVEREIGN: 0.2%
1,190,000	City Of Kyiv (b)	9.375%	07/11/2016	923,440

TECHNOLOGY: 4.6%
500,000	Advanced Micro Devices, Inc., Callable 08/01/2015	7.750%	08/01/2020	513,750
725,000	Advanced Micro Devices, Inc., Callable 12/15/2013	8.125%	12/15/2017	752,187
625,000	Allen Systems Group, Inc. (Acquired 11/12/2010 - 02/07/2011, Aggregate Cost $634,548), Callable 11/15/2013 (c)(e)(g)	10.500%	11/15/2016	543,750
675,000	Aspect Software Inc., Callable 05/15/2014	10.625%	05/15/2017	700,313
675,000	Audatex North America Inc. (Acquired 06/10/2011 - 11/30/2011, Aggregate Cost $682,007), Callable 06/15/2014 (c)(e)(g)	6.750%	06/15/2018	681,750
1,125,000	CDW LLC / CDW Finance, Callable 04/01/2015	8.500%	04/01/2019	1,133,437

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$300,000	CDW LLC / CDW Finance, Callable 10/15/2012	12.535%	10/12/2017	$301,500
125,000	Ceridian Corp., Callable 11/15/2012	11.250%	11/15/2015	97,500
925,000	CommScope, Inc. (Acquired 01/11/2011 - 12/02/2011, Aggregate Cost $942,408), Callable 01/15/2015 (c)(e)(g)	8.250%	01/15/2019	924,999
600,000	Compucom Systems Inc. (Acquired 07/20/2009 - 06/14/2011, Aggregate Cost $580,680), Callable 10/01/2012 (c)(e)(g)	12.500%	10/01/2015	612,000
775,000	Eagle Parent Inc. (Acquired 05/11/2011 - 06/14/2011, Aggregate Cost $782,246), Callable 05/01/2015 (c)(e)(g)	8.625%	05/01/2019	740,125
450,000	Emdeon, Inc. (Acquired 10/14/2011 and 12/07/2011, Cost $150,000 and $314,954, respectively), Callable 12/31/2015 (c)(e)(g)	11.000%	12/31/2019	470,813
50,000	Fidelity National Information Services, Inc., Callable 07/15/2013	7.625%	07/15/2017	54,125
300,000	Fidelity National Information Services, Inc. (Acquired 12/06/2011, Cost $316,030), Callable 07/15/2013 (c)(e)(g)	7.625%	07/15/2017	323,250
400,000	Fidelity National Information Services, Inc., Callable 07/15/2014	7.875%	07/15/2020	432,000
800,000	First American Corp./The (Acquired 05/13/2011 - 12/14/2011, Aggregate Cost $792,453), Callable 06/01/2016 (c)(e)(g)	7.250%	06/01/2021	766,000
450,000	First Data Corp. (Acquired 07/13/2011 - 08/10/2011, Aggregate Cost $422,028), Callable 01/15/2016 (c)(e)(g)	8.250%	01/15/2021	402,750
475,000	First Data Corp. (Acquired 07/21/2011 - 12/01/2011, Aggregate Cost $451,649), Callable 01/15/2016 (c)(e)(g)	8.750%	01/15/2022	408,500
675,000	Freescale Semiconductor, Inc. (Acquired 04/07/2010 - 04/11/2011, Aggregate Cost $690,748), Callable 04/15/2014 (c)(e)(g)	9.250%	04/15/2018	721,406
575,000	Freescale Semiconductor, Inc., Callable 08/01/2015	10.750%	08/01/2020	599,438
675,000	GXS Worldwide Inc., Callable 06/15/2012	9.750%	06/15/2015	624,375
775,000	iGATE Corp. (Acquired 04/14/2011 and 12/14/2011, Cost $625,000 and $155,216, respectively), Callable 05/01/2014 (c)(e)(g)	9.000%	05/01/2016	800,188
875,000	Interactive Data Corp., Callable 08/01/2014	10.250%	08/01/2018	958,125
525,000	Iron Mountain Inc., Callable 10/01/2015	7.750%	10/01/2019	554,531
625,000	Kemet Corp., Callable 05/01/2014	10.500%	05/01/2018	660,938

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$700,000	Lawson Software (Acquired 06/30/2011 - 12/13/2011, Aggregate Cost $666,410), Callable 07/15/2015 (c)(e)(g)	11.500%	07/15/2018	$679,000
900,000	Lender Processing Services, Callable 07/01/2012	8.125%	07/01/2016	884,250
450,000	Magnachip Semiconductor S.A., Callable 04/15/2014 (b)	10.500%	04/15/2018	468,000
150,000	Seagate HDD Cayman, Callable 05/01/2015 (b)	6.875%	05/01/2020	154,125
175,000	Seagate HDD Cayman (Acquired 05/04/2011, Cost $175,000), Callable 05/01/2016 (b)(c)(e)(g)	7.000%	11/01/2021	179,375
250,000	Seagate HDD Cayman (Acquired 12/08/2010, Cost $250,000), Callable 12/15/2014 (b)(c)(e)(g)	7.750%	12/15/2018	265,938
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	401,250
600,000	Serena Software, Inc., Callable 03/15/2012	10.375%	03/15/2016	615,000
475,000	Sitel LLC/ Sitel Finance Corp., Callable 04/01/2014	11.500%	04/01/2018	350,313
550,000	Spansion LLC, Callable 11/15/2013	7.875%	11/15/2017	500,500
450,000	Stream Global Services Inc., Callable 10/01/2012	11.250%	10/01/2014	456,750
50,000	Sungard Data Systems Inc., Callable 11/15/2013	7.375%	11/15/2018	51,188
100,000	Sungard Data Systems Inc., Callable 11/15/2015	7.625%	11/15/2020	102,750
725,000	Sungard Data Systems Inc., Callable 08/15/2012	10.250%	08/15/2015	751,281
875,000	Syniverse Holdings, Inc., Callable 01/15/2015	9.125%	01/15/2019	923,124
775,000	Trans Union LLC, Callable 06/15/2014	11.375%	06/15/2018	885,438
175,000	Viasystems, Inc. (Acquired 11/10/2009 and 07/14/2010, Cost $121,984 and $53,245, respectively), Callable 07/15/2012 (c)(e)(g)	12.000%	01/15/2015	187,469

				22,633,501

TELECOMMUNICATIONS: 0.4%
575,000	Level 3 Escrow Inc. (Acquired 05/25/2011 - 12/19/2011, Aggregate Cost $567,184), Callable 07/01/2015 (c)(e)(g)	8.125%	07/01/2019	566,375
1,000,000	VimpelCom Holdings BV (b)	7.504%	03/01/2022	840,000
475,000	Windstream Corp., Callable 09/01/2014	8.125%	09/01/2018	508,844

				1,915,219

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TRANSPORTATION: 0.3%
$350,000	Avis Budget Car Rental LLC, Callable 10/15/2014	8.250%	01/15/2019	$347,375
425,000	Avis Budget Car Rental LLC, Callable 03/15/2014	9.625%	03/15/2018	439,875
600,000	Hertz Corp., Callable 04/15/2015	6.750%	04/15/2019	601,500
175,000	Hertz Corp., Callable 10/15/2014	7.500%	10/15/2018	182,875
30,000	Hertz Corp., Callable 01/01/2012	8.875%	01/01/2014	30,150

				1,601,775

UTILITY - ELECTRIC: 0.5%
500,000	Calpine Corp. (Acquired 12/01/2011, Cost $516,188), Callable 11/01/2015 (c)(e)(g)	7.500%	02/15/2021	535,000
450,000	Edison Mission Energy	7.000%	05/15/2017	292,500
225,000	Energy Future Intermediate Holding Co. LLC, Callable 12/01/2015	10.000%	12/01/2020	237,375
150,000	NRG Energy Inc.	7.625%	01/15/2018	150,000
500,000	NRG Energy Inc. (Acquired 05/10/2011 and 06/15/2011, Cost $150,000 and $343,368, respectively), Callable 05/15/2014 (c)(e)(g)	7.625%	05/15/2019	490,000
275,000	NRG Energy Inc. (Acquired 05/10/2011, Cost $275,000), Callable 05/15/2016 (c)(e)(g)	7.875%	05/15/2021	268,125
300,000	NRG Energy Inc., Callable 09/01/2015	8.250%	09/01/2020	301,500
375,000	Texas Competitive Electric Holdings Co. LLC, Callable 11/01/2012	10.250%	11/01/2015	133,125
100,000	Texas Competitive Electric Holdings Co. LLC (Acquired 04/14/2011, Cost $99,295), Callable 04/01/2016 (c)(e)(g)	11.500%	10/01/2020	84,875

				2,492,500

UTILITY - NATURAL GAS: 0.7%
700,000	Crosstex Energy/ Crosstex Energy Finance, Callable 02/15/2014	8.875%	02/15/2018	764,750
1,225,000	Energy Transfer Equity LP	7.500%	10/15/2020	1,338,313
125,000	Ferrellgas LP, Callable 05/01/2016	6.500%	05/01/2021	110,000
350,000	Holly Energy Partners LP, Callable 03/01/2012	6.250%	03/01/2015	352,625
150,000	Holly Energy Partners LP, Callable 03/15/2014	8.250%	03/15/2018	157,500
225,000	Inergy LP, Callable 08/01/2016	6.875%	08/01/2021	226,125
100,000	Inergy LP, Callable 10/01/2014	7.000%	10/01/2018	101,500
125,000	Regency Energy Partners LP, Callable 12/01/2014	6.875%	12/01/2018	132,813
350,000	Regency Energy Partners LP, Callable 06/01/2013	9.375%	06/01/2016	385,000

				3,568,626

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS: 1.3%
$450,000	Digicel Group Ltd. (Acquired 11/23/2009 - 07/21/2011, Aggregate Cost $462,071), Callable 09/01/2013 (b)(c)(e)(g)	8.250%	09/01/2017	$452,250
575,000	Digicel Group Ltd. (Acquired 07/09/2009 - 11/15/2011, Aggregate Cost $530,730), Callable 01/15/2012 (b)(c)(e)(g)	8.875%	01/15/2015	566,375
250,000	Digicel Group Ltd. (Acquired 11/29/2011, Cost $251,250), Callable 04/15/2014 (b)(c)(e)(g)	10.500%	04/15/2018	251,250
450,000	Digicel Group Ltd. (Acquired 07/09/2009 - 01/05/2010, Aggregate Cost $468,693), Callable 04/01/2012 (b)(c)(e)(g)	12.000%	04/01/2014	504,000
875,000	MetroPCS Wireless, Inc., Callable 11/15/2015	6.625%	11/15/2020	815,937
550,000	MetroPCS Wireless, Inc., Callable 09/01/2014	7.875%	09/01/2018	557,563
475,000	Nextel Communications, Inc.	7.375%	08/01/2015	434,625
350,000	Sprint Capital Corp.	6.875%	11/15/2028	249,813
1,400,000	Sprint Capital Corp.	6.900%	05/01/2019	1,151,499
450,000	Sprint Nextel Corp.	8.375%	08/15/2017	403,313
675,000	Sprint Nextel Corp. (Acquired 11/04/2011 and 12/13/2011, Cost $625,000 and $51,617, respectively) (c)(e)(g)	9.000%	11/15/2018	708,749
150,000	Sprint Nextel Corp. (Acquired 11/04/2011, Cost $150,000) (c)(e)(g)	11.500%	11/15/2021	148,500
225,000	TW Telecom Holdings Inc., Callable 03/01/2014	8.000%	03/01/2018	239,625

				6,483,499

TOTAL CORPORATE BONDS
(Cost $213,389,009)				209,837,831

ASSET BACKED SECURITIES: 6.7%
30,622,825	BT SPE, LLC (Acquired 07/06/2011, Cost $30,622,825) (e)(f)(i)	9.250%	06/06/2016	30,622,825
3,000,000	Start VII CLO Ltd. CLN (a)(b)(i)	15.540%	06/09/2016	3,000,000

TOTAL ASSET BACKED SECURITIES
(Cost $33,622,825)				33,622,825

FOREIGN GOVERNMENT AGENCY ISSUE: 0.2%
1,489,248	Ghana Government Bond (b)	14.250%	07/25/2016	877,614

TOTAL FOREIGN GOVERNMENT AGENCY ISSUE
(Cost $901,778)				877,614

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

MORTGAGE BACKED SECURITY: 0.2%
$1,000,000	Sea Lane	14.281%	(a)	02/12/2016	$989,970

TOTAL MORTGAGE BACKED SECURITY
(Cost $1,000,000)					989,970

LOANS: 30.4% (a)
AEROSPACE: 0.6%
326,036	AM General Corporation	3.270%		09/30/2013	298,867
20,775	AM General Corporation	9.250%		09/30/2012	19,044
536,056	Dae Aviation Holdings, Inc.	5.430%		07/31/2014	522,655
659,313	Huntington Ingalls Industries	3.063%		03/23/2016	642,830
948,087	MacAndrews AMG Holdings LLC	6.128%		04/17/2012	914,904
274,861	Sequa Corp.	3.700%		12/03/2014	267,074
150,000	Sequa Corp.	7.000%		12/03/2014	151,125
277,200	Transdigm Inc.	4.000%		02/14/2017	274,596

					3,091,095

BROADCASTING: 1.4%
110,000	Barrington Broadcasting Group LLC	7.500%		05/08/2017	109,175
1,325,105	Clear Channel Communications, Inc.	3.946%		01/28/2016	947,450
1,410,970	Clear Channel Communications, Inc.	3.946%		01/29/2016	1,038,230
1,375,000	Cumulus Media, Inc.	5.750%		07/22/2018	1,346,028
75,000	Cumulus Media, Inc.	7.500%		01/22/2019	72,844
74,386	Emmis Communications	4.574%		11/01/2013	68,869
180,000	Entercom Radio LLC	7.250%		11/17/2018	179,260
271,253	Foxco Acquisition, LLC	4.750%		07/13/2015	264,469
977,188	Gray Television, Inc.	3.780%		12/31/2014	942,850
333,325	Hubbard Radio, LLC	5.250%		04/09/2017	326,868
238,250	Hubbard Radio, LLC	8.750%		04/09/2018	235,868
760,506	Radio One	7.500%		03/31/2016	703,849
193,989	Univision Communications, Inc.	2.296%		09/29/2014	184,775
827,203	Univision Communications, Inc.	4.546%		03/29/2017	735,028

					7,155,563

CABLE/WIRELESS VIDEO: 1.2%
328,269	Atlantic Broadband Finance, LLC	4.000%		03/08/2016	320,629
68,920	Bragg Communications	3.023%		08/31/2014	67,973
549,450	Bresnan Communications, LLC	5.250%		12/14/2017	542,126
720,000	Cablevision Systems Corp.	1.028%		10/31/2016	698,623
1,456,014	Charter Communications Operating, LLC	2.796%		07/28/2014	1,401,413
932,856	Insight Midwest Holdings, LLC	2.020%		04/07/2014	919,254
339,825	MCC Iowa	4.500%		10/23/2017	329,420
324,590	Mediacom LLC	5.500%		03/31/2017	321,074
328,350	San Juan Cable, LLC	6.000%		05/31/2017	317,679
525,000	San Juan Cable, LLC	10.000%		06/09/2018	507,938
740,000	UPC Financing Partnership	4.750%		12/31/2017	723,350

					6,149,479

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS: 0.8%
$1,061,767	Ashland, Inc.	3.750%	07/12/2018	$1,063,361
300,000	Chemtura Corp.	5.500%	08/16/2016	300,750
234,451	Hexion Specialty Chemicals, Inc.	4.063%	05/05/2015	226,100
99,373	Hexion Specialty Chemicals, Inc.	4.375%	05/05/2015	95,833
127,570	Hexion Specialty Chemicals, Inc.	4.545%	05/05/2013	117,621
247,053	Houghton Chemical Corp.	6.750%	01/30/2016	245,304
160,978	Huntsman International LLC	1.925%	04/21/2014	156,417
115,368	Huntsman International LLC	2.633%	06/30/2016	109,695
234,422	Huntsman International LLC	2.883%	04/19/2017	223,957
183,851	Ineos Group Holdings Plc	7.501%	12/14/2013	186,333
189,323	Ineos Group Holdings Plc	8.001%	12/16/2014	192,825
99,000	OMNOVA Solutions Inc.	5.750%	04/25/2017	97,020
110,000	Polyone Corp.	5.000%	11/01/2017	109,896
702,900	Styron LLC	6.000%	08/02/2017	605,570
497,487	Univar, Inc	5.000%	07/02/2017	478,289

				4,208,971

CONSUMER NON-DURABLES: 0.2%
479,647	Revlon Consumer Products	9.400%	11/19/2017	473,139
328,350	Warnaco, Inc.	3.750%	06/30/2018	325,887

				799,026

DIVERSIFIED MEDIA: 2.0%
745,178	Affinion Group Inc.	5.000%	04/19/2016	663,827
611,925	AMC Entertainment Inc.	4.000%	12/22/2018	601,602
365,925	Carmike Cinemas Inc.	5.500%	01/27/2016	361,874
250,054	Catalina Marketing Corp.	3.046%	10/01/2014	238,176
735,517	Getty Images, Inc.	5.250%	11/04/2016	735,208
991,832	Harland Clark Holdings	3.079%	06/30/2014	835,619
1,002,885	IMG World Wide Inc. (f)	5.500%	06/16/2016	980,952
728,505	Instant Web Inc.	3.671%	08/07/2014	682,973
496,250	Kasima, LLC	5.000%	03/31/2017	488,806
116,131	Lamar Media Corp.	4.250%	10/29/2016	115,782
247,988	Live Nation, Inc.	4.500%	11/06/2016	245,664
196,597	Media General Inc.	5.321%	03/29/2013	176,937
91,771	Merrill Corp.	7.500%	12/22/2012	87,728
536,319	Nielsen Finance LLC	4.026%	05/02/2016	524,697
934,326	Summit Entertainment LLC	7.500%	09/07/2016	920,311
1,855,675	Village Roadshow Films, Ltd. (f)	5.500%	05/27/2015	1,800,005
317,600	Weather Channel, Inc./ The	4.250%	02/11/2017	316,107

				9,776,268

ENERGY: 5.4%
2,000,000	Afren Beta Energy Ltd (i).	9.576%	04/05/2013	1,985,000
782,102	Aventine Renewable Energy Holdings, Inc. (f)	10.500%	12/20/2015	662,346
94,763	Buffalo Gulf Coast Terminals LLC	7.500%	09/23/2017	94,763

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$453,106	CITGO Petroleum Corp.	8.000%	06/24/2015	$451,933
5,000,000	Glencore International (b)(d)(i)	0.000%	07/12/2013	4,868,750
1,853,882	Glenn Pool Oil & Gas Trust	4.500%	06/01/2016	1,844,613
1,700,738	MEG Energy Corp.	4.000%	03/16/2018	1,691,684
2,144,402	Obsidian Natural Gas Trust	7.000%	11/02/2016	2,133,680
7,500,000	Rosneft (b)(d)	0.000%	02/22/2013	7,331,250
5,000,000	Sonangol Finance (b)(d)	0.000%	10/15/2014	4,750,000
1,017,313	Western Refining, Inc.	7.500%	03/15/2017	1,017,953

				26,831,972

FINANCIALS: 2.5%
54,193	American Capital Holdings, Inc.	7.500%	12/31/2013	54,193
1,000,000	Arcapita Bank BSC (f)	0.409%	04/15/2012	756,670
1,255,227	Asurion Corp.	5.500%	05/20/2018	1,228,027
395,000	Asurion Corp.	9.000%	05/20/2019	388,253
593,833	BNY ConvergEx Group, LLX	5.000%	12/30/2016	575,026
265,000	BNY ConvergEx Group, LLX	8.750%	12/30/2017	251,750
695,577	Delos Aircraft Inc.	7.000%	03/15/2016	696,739
464,423	International Lease Finance Corp.	6.750%	03/15/2015	464,539
2,644,291	iStar Financial Inc.	5.000%	06/28/2013	2,623,136
940,000	iStar Financial Inc.	7.000%	06/30/2014	906,517
2,000,000	JSC BTA Bank	2.559%	09/30/2013	1,160,000
159,100	Nuveen Investments Inc.	3.579%	11/13/2014	151,643
185,900	Nuveen Investments Inc.	6.079%	05/13/2017	178,278
2,365,000	Springleaf Finance Funding Co.	5.500%	05/10/2017	2,054,097
900,000	Virtu Financial LLC	8.250%	07/07/2016	900,567

				12,389,435

FOOD & DRUG: 0.2%
928,161	Dunkin Finance Corp.	4.000%	11/23/2017	912,011

FOOD & TOBACCO: 0.5%
229,800	Burger King Corp.	4.500%	10/19/2016	225,036
343,686	Dean Foods Co.	2.080%	04/02/2014	327,484
771,125	JBS USA LLC	4.250%	05/25/2018	747,991
180,000	NPC International, Inc. (d)	0.000%	12/12/2018	180,000
1,250,000	Valinor Public Ltd. (f)	9.966%	12/20/2012	1,250,000

				2,730,511

FOREST PRODUCTS/CONTAINERS: 0.3%
84,652	Anchor Glass Container Corp.	6.000%	02/25/2016	84,282
333,819	Reynolds Group Holdings, Inc.	6.500%	02/10/2018	331,353
572,341	Reynolds Group Holdings, Inc.	6.500%	07/27/2018	568,151
377,177	Rock-Tenn Co.	3.500%	03/28/2018	376,637

				1,360,423

GAMING/LEISURE: 1.2%
392,038	Ameristar Casinos, Inc.	4.000%	04/14/2018	390,324
290,000	Boyd Gaming Corp.	6.000%	12/17/2015	286,013

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING/LEISURE, Continued
$172,196	CCM Merger, Inc.	7.000%	03/01/2017	$170,326
723,592	Cedar Fair-Canada (b)	4.000%	12/15/2017	721,595
580,000	Harrahs Entertainment Inc.	3.418%	01/28/2015	502,790
401,456	Harrahs Entertainment Inc.	9.500%	10/01/2016	398,670
196,995	Las Vegas Sands	1.930%	05/23/2014	193,137
292,035	Las Vegas Sands	2.930%	11/23/2015	279,472
1,002,642	Las Vegas Sands	2.930%	11/23/2016	959,509
1,086,908	MGM Mirage Inc.	7.000%	02/21/2014	1,064,713
202,531	MGM Mirage Inc.	7.000%	05/21/2014	198,395
450,156	SeaWorld Parks & Entertainment, Inc.	4.000%	08/14/2017	446,997
184,085	Seminole Indian Tribe of Florida	2.125%	03/05/2014	175,112

				5,787,053

HEALTH CARE: 3.6%
703,919	Ardent Health Services LLC	6.500%	09/14/2015	694,684
678,150	Axcan Intermediate Holdings, Inc.	5.500%	02/09/2017	647,633
218,290	Biomet Inc.	3.574%	03/25/2015	212,505
214,463	Capsugel Holdings Inc.	5.250%	07/27/2018	214,497
1,200,748	Carestream Health Holdings, Inc.	5.000%	02/25/2017	1,074,394
97,417	Community Health Systems, Inc.	2.546%	07/25/2014	94,251
1,898,567	Community Health Systems, Inc.	3.799%	07/25/2014	1,836,864
475,921	Community Health Systems, Inc.	4.023%	01/25/2017	459,316
396,000	ConvaTec Healthcare	5.750%	12/22/2016	391,299
339,993	CRC Health Corp.	5.079%	11/16/2015	305,994
375,915	DaVita Inc.	4.500%	10/20/2016	375,727
1,135,594	Drumm Investors LLC	5.000%	04/28/2018	987,967
110,000	Emdeon, Inc.	6.750%	11/02/2016	110,770
500,857	Endo Pharmaceutical Holdings Inc.	4.000%	06/21/2018	500,311
213,077	Grifols, Inc.	6.000%	10/01/2016	212,378
500,000	HCA, Inc. (d)	0.000%	03/31/2017	473,680
1,105,000	HCA, Inc.	3.619%	05/01/2018	1,044,778
85,000	Health Management Associates, Inc	4.500%	11/16/2018	84,507
1,320,025	Iasis Healthcare Corp.	5.000%	05/17/2018	1,271,355
728,175	INC Research, Inc.	7.000%	07/11/2018	709,971
137,905	inVentiv Health, Inc.	6.500%	08/04/2016	131,667
295,000	Kinetic Concepts, Inc	6.500%	11/04/2016	294,080
260,000	Kinetic Concepts, Inc	7.000%	05/04/2018	262,080
486,052	Multiplan Inc.	4.750%	07/16/2017	461,245
468,825	RCHP, Inc.	8.000%	11/02/2018	452,416
2,870,575	Royalty Pharma	4.000%	05/01/2018	2,856,221
893,638	Universal Health Services, Inc.	5.000%	11/15/2016	889,643
295,528	Vanguard Health Systems	5.000%	01/15/2016	290,619
719,562	Warner Chilcott	4.250%	03/16/2018	708,180

				18,049,032

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HOUSING: 1.4%
$346,591	Armstrong World Industries, Inc.	4.000%	03/08/2018	$342,630
2,703,139	Capital Automotive LP	5.000%	03/10/2017	2,642,318
1,139,275	CB Richard Ellis Services, Inc.	3.546%	03/05/2018	1,112,935
2,447,700	CB Richard Ellis Services, Inc.	5.750%	09/04/2019	2,391,109
363,025	Goodman Global Group, Inc.	5.750%	10/28/2016	362,346
63,636	Goodman Global Group, Inc.	9.000%	10/28/2017	63,703

				6,915,041

INFORMATION TECHNOLOGY: 1.6%
396,476	Airvana Network Solutions, Inc.	10.000%	03/26/2014	395,735
321,073	Avaya Inc.	3.256%	12/10/2014	306,224
124,063	Booz Allen Hamilton Inc.	4.000%	07/31/2017	123,503
394,094	CDW LLC	4.000%	07/15/2017	372,667
266,104	Cinedigm Digital Funding I	5.250%	04/21/2016	258,121
292,788	Commscope, Inc.	5.000%	01/15/2018	290,006
393,025	DG FastChannel, Inc.	5.750%	07/22/2018	384,512
965,333	Dupont Fabros Technology LP	6.660%	12/02/2014	960,506
253,725	Eagle Parent, Inc.	5.000%	05/16/2018	237,994
200,000	Fidelity National Information Services, Inc. (d)	0.000%	07/09/2016	199,530
164,175	Flexera Software LLC	7.500%	10/02/2017	159,250
1,014,376	Freescale Semiconductor, Inc.	4.520%	12/01/2016	968,221
635,200	Interactive Data Corp.	4.500%	02/11/2018	624,056
770,324	MSCI, Inc.	3.750%	03/14/2017	773,406
497,494	NDS Treasury (Americas), LLC	4.000%	03/12/2018	483,191
249,375	NXP BV/NXP Funding LLC	5.500%	03/04/2017	240,959
231,250	Presidio, Inc.	7.250%	03/31/2017	227,781
290,000	Rovi Solutions Corp.	2.870%	02/04/2015	287,825
287,825	Rovi Solutions Corp.	4.000%	02/04/2018	285,666
332,488	Trans Union LLC	4.750%	02/10/2018	330,961

				7,910,114

MANUFACTURING: 0.3%
255,789	Alliance Laundry Systems, LLC	6.750%	09/23/2016	254,723
813,883	Allison Transmission, Inc.	2.780%	08/07/2014	791,615
420,429	Frac Tech International	6.250%	05/06/2016	413,883
79,665	Metokote Corp.	10.000%	11/27/2013	78,968

				1,539,189

METALS/MINERALS: 0.7%
178,726	American Rock Salt Co. LLC	5.500%	04/19/2017	176,268
460,350	Fairmount Minerals, Ltd.	5.250%	03/11/2017	457,556
1,559,250	Novelis Inc.	3.750%	03/10/2017	1,530,669
1,261,744	Walter Energy Corp.	4.000%	03/04/2018	1,247,940

				3,412,433

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAIL: 0.5%
$133,951	Collective Brands, Inc.	3.216%	08/01/2014	$128,258
110,980	Dollar General Corp.	3.558%	07/04/2014	110,791
658,350	Leslie’s Poolmart, Inc.	4.500%	11/30/2017	644,637
138,865	Michaels Stores, Inc.	2.875%	10/31/2013	136,319
500,000	PETCO Animal Supplies Stores, Inc.	4.500%	11/24/2017	486,315
835,377	Pilot Travel Centers LLC	4.250%	03/30/2018	834,684

				2,341,004

SERVICES: 1.3%
238,800	Acosta, Inc.	4.750%	02/14/2018	232,830
37,276	Aramark Corp.	0.145%	01/27/2014	36,542
462,724	Aramark Corp.	2.454%	01/27/2014	453,613
285,000	Avis Budget Car Rental, LLC	6.250%	09/21/2018	286,425
482,526	Harbor Freight Tools USA, Inc.	6.500%	12/22/2017	478,608
233,238	Hertz Corp.	3.750%	03/04/2018	228,610
627,692	Moneygram Payment Systems Worldwide, Inc.	4.500%	05/01/2017	617,104
3,000,000	Produce Buying Company Ltd. (f)	5.305%	07/03/2012	2,991,000
427,354	Sedgwick CMS Holdings, Inc.	5.000%	12/31/2016	417,723
287,350	Vertafore, Inc.	5.250%	07/29/2016	280,583
200,000	Vertafore, Inc.	9.750%	10/27/2017	194,250

				6,217,288

TELECOMMUNICATIONS: 2.5%
385,000	Consolidated Communications Inc.	2.800%	12/29/2014	361,900
925,000	DigitalGlobe, Inc.	5.750%	10/07/2018	906,500
541,750	Integra Telecom	9.250%	04/15/2015	467,259
450,000	Intelsat Jackson Holdings (b)	3.391%	02/01/2014	427,500
2,487,500	Intelsat Jackson Holdings (b)	5.250%	03/17/2018	2,465,734
4,065,000	Level 3 Communications, Inc.	5.750%	09/01/2018	4,000,977
686,486	LightSquared	12.000%	09/30/2014	286,608
543,638	Neustar, Inc	5.000%	11/03/2018	543,638
249,375	Telx Group, Inc.	7.750%	09/22/2017	248,128
2,000,000	Vodafone Americas Finance (f)	6.875%	08/10/2015	1,995,000
570,000	Zayo Group LLC	7.000%	11/22/2017	566,198

				12,269,442

TRANSPORTATION: 0.9%
3,000,000	A’ayan Leasing (f)(i)	3.555%	04/13/2011	870,000
149,625	Autoparts Holdings Ltd.	6.500%	07/28/2017	149,314
432,825	Chrysler Group, LLC	6.000%	05/19/2017	408,695
951,385	Delphi Corp.	3.500%	03/31/2017	946,627
506,175	HHI Holdings LLC	7.750%	03/18/2017	497,950
432,558	Pinafore, LLC	4.250%	09/29/2016	430,486
455,400	Remy International	6.250%	12/17/2016	447,053
369,375	Tenneco Inc.	4.796%	06/03/2016	368,145
417,279	TI Automotive Ltd.	9.500%	08/17/2016	415,192

				4,533,462

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY: 1.1%
$1,489,372	AES Corp.	4.250%	05/25/2018	$1,482,491
610,000	Astoria Generating Co. Acquisitions, LLC	4.170%	08/23/2013	533,750
962,725	Calpine Corp.	4.500%	03/04/2018	941,810
84,575	Calpine Corp.	4.500%	04/01/2018	82,742
121,459	Equipower Resources Holdings LLC	5.750%	01/26/2018	114,172
500,000	FirstLight Power Resources, Inc.	4.813%	05/01/2014	449,000
855,376	NRG Energy, Inc.	4.000%	06/10/2018	851,852
308,240	TPF Generation Holdings, LLC	2.579%	12/15/2013	298,607
188,979	TPF Generation Holdings, LLC	4.458%	12/15/2013	183,073
375,000	TPF Generation Holdings, LLC	4.829%	12/13/2014	351,000
684,899	TXU Energy Co. LLC	4.776%	10/10/2017	432,219

				5,720,716

WIRELESS COMMUNICATIONS: 0.2%
746,237	MetroPCS Wireless, Inc.	4.063%	03/15/2018	723,104
373,620	Syniverse Holdings, Inc.	5.250%	12/21/2017	372,843

				1,095,947

TOTAL LOANS
(Cost $154,276,477)				151,195,475

WARRANTS: 0.4%
Financial Services: 0.2%
560,000	Alliance Bank JSC (b)(f)			252,113
1,270,300	Alliance Bank JSC (b)(c)(f)			571,010

				823,123

Sovereign: 0.2%
42,000,000	Republic of Argentina (b)			1,125,401

TOTAL WARRANTS
(Cost $2,783,481)				1,948,524

SHORT TERM INVESTMENTS: 21.5%
CORPORATE BONDS: 2.5%
850,000	AI Finance BV	10.875%	07/15/2012	637,500
3,000,000	Alfa (Russia) Bank (b)	8.200%	06/25/2012	3,026,249
2,000,000	EuroChem Mineral & Chemical Co. (b)	7.875%	03/21/2012	2,015,540
1,000,000	GTB Finance BV (b)	8.500%	01/29/2012	990,000
1,000,000	HSBC Bank Plc for Intercity (b)	10.000%	05/29/2012	1,268,362
2,000,000	Novoro (b)	7.000%	05/17/2012	2,004,340
1,000,000	Privat Bank (b)	8.000%	02/06/2012	990,000
1,508,000	PSB Finance (Promsvyaz Bank) (b)	9.625%	05/23/2012	1,526,850

				12,458,841

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 19.0%
206,269	Fidelity Institutional Money Market Portfolio, 0.19% (h)	$206,269
94,322,437	First American Government Obligations Fund, 0.00% (h)	94,322,437

		94,528,706

TOTAL SHORT TERM INVESTMENTS
(Cost $107,236,278)		106,987,547

TOTAL INVESTMENTS
(Cost $513,209,848), 101.6%		505,459,786
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.6)%		(7,776,246)

TOTAL NET ASSETS, 100.0%		$497,683,540

(a)	Variable Rate.
(b)	Foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted that is comprised of 16.87% of net assets.
(f)	Illiquid that is comprised of 9.84% of net assets.
(g)	Private Placement.
(h)	7-Day Yield.
(i)	Security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that are comprised of 8.31% of net assets.
(j)	Defaulted security that is comprised of 0.38% of net assets.

Forward Currency Exchange Contract

At December 31, 2011, the Portfolio had entered into a "position hedge" forward currency exchange contract that obligated the Portfolio to deliver and receive specified amounts of currency in exchange for U.S. dollars at a specified future date. The terms of the open contract is as follows:

Sale Contract	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
Euro	1,014,000	$1,362,106	$1,312,620	$49,486

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$2,113,125	$—	$2,113,125
Automotive	—	13,487,736	—	13,487,736
Building Materials	—	3,850,281	—	3,850,281
Chemicals	—	6,207,500	—	6,207,500
Construction Machinery	—	1,710,375	—	1,710,375
Consumer Products	—	9,246,208	—	9,246,208
Diversified Manufacturing/Operations	—	2,104,966	—	2,104,966
Energy	—	19,577,657	—	19,577,657
Entertainment	—	2,119,876	—	2,119,876
Financial Institutions/Services	—	20,862,319	—	20,862,319
Food & Beverage	—	10,688,969	—	10,688,969
Gaming	—	7,619,914	—	7,619,914
Health Care	—	19,791,961	—	19,791,961
Industrials	—	8,391,595	—	8,391,595
Lodging	—	691,875	—	691,875
Media - Cable	—	2,236,063	—	2,236,063
Media - Non-Cable	—	14,104,564	—	14,104,564
Packaging	—	7,413,513	—	7,413,513
Paper	—	1,667,500	—	1,667,500
Real Estate	—	3,205,242	—	3,205,242
Restaurants	—	2,112,469	—	2,112,469
Retailers	—	8,689,313	—	8,689,313
Services	—	2,326,250	—	2,326,250
Sovereign	—	923,440	—	923,440

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total
Technology	$—	$22,633,501	$—	$22,633,501
Telecommunications	—	1,915,219	—	1,915,219
Transportation	—	1,601,775	—	1,601,775
Utility - Electric	—	2,492,500	—	2,492,500
Utility - Natural Gas	—	3,568,626	—	3,568,626
Wireless Communications	—	6,483,499	—	6,483,499

Total Corporate Bonds	—	209,837,831	—	209,837,831

Asset Backed Securities	—	—	33,622,825	33,622,825

Foreign Government Agency Issue	—	877,614	—	877,614

Mortgage Backed Security	—	989,970	—	989,970

Loans
Aerospace	—	3,091,095	—	3,091,095
Broadcasting	—	7,155,563	—	7,155,563
Cable/Wireless Video	—	6,149,479	—	6,149,479
Chemicals	—	4,208,971	—	4,208,971
Consumer Non-Durables	—	799,026	—	799,026
Diversified Media	—	9,776,268	—	9,776,268
Energy	—	19,978,222	6,853,750	26,831,972
Financials	—	12,389,435	—	12,389,435
Food & Drug	—	912,011	—	912,011
Food & Tobacco	—	2,730,511	—	2,730,511
Forest Products/Containers	—	1,360,423	—	1,360,423
Gaming/Leisure	—	5,787,053	—	5,787,053
Health Care	—	18,049,032	—	18,049,032
Housing	—	6,915,041	—	6,915,041
Information Technology	—	7,910,114	—	7,910,114
Manufacturing	—	1,539,189	—	1,539,189
Metals/Minerals	—	3,412,433	—	3,412,433
Retail	—	2,341,004	—	2,341,004
Services	—	6,217,288	—	6,217,288
Telecommunications	—	12,269,442	—	12,269,442
Transportation	—	3,663,462	870,000	4,533,462
Utility	—	5,720,716	—	5,720,716
Wireless Communications	—	1,095,947	—	1,095,947

Total Loans	—	143,471,725	7,723,750	151,195,475

Warrants
Financial Services	—	823,123	—	823,123
Sovereign	—	1,125,401	—	1,125,401

Total Warrants	—	1,948,524	—	1,948,524

Short Term Investments	94,528,706	12,458,841	—	106,987,547

Total Investments in Securities	$94,528,706	$369,584,505	$41,346,575	$505,459,786

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(210,000)
Purchases	50,046,712
Sales	(8,490,137)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2011	$41,346,575

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011

Shares		Value

COMMON STOCKS: 75.6%
CHINA: 3.8%
18,300	Anhui Gujing Distillery Co., Ltd.	$129,334
8,800	Yantai Changyu Pioneer Wine Co. Ltd.	96,310

		225,644

HONG KONG: 32.3%
76,000	AAC Technologies Holdings Inc.	170,659
18,000	China Mobile Ltd.	175,907
31,000	Chow Sang Sang Holdings International Ltd.	69,850
80,000	CNOOC Ltd.	139,881
106,000	Galaxy Entertainment Group Ltd. (a)	194,350
138,000	Great Wall Motor Co. Ltd.	201,493
53,000	Luk Fook Holdings (International) Ltd.	184,933
32,500	Ping An Insurance (Group) Co. of China Ltd.	214,251
160,000	Sany Heavy Equipment International Holdings Co. Ltd.	130,404
7,600	Tencent Holdings Ltd.	152,752
174,000	Want Want China Holdings Ltd.	173,628
337,000	Xtep International Holdings Ltd.	106,742

		1,914,850

INDIA: 9.1%
5,034	Dr. Reddy’s Laboratories Ltd. - ADR	148,151
6,600	HDFC Bank Ltd. - ADR	173,448
3,209	Infosys Ltd. - ADR	164,878
3,258	Tata Motors Ltd. - ADR	55,060

		541,537

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value

INDONESIA: 18.0%
18,500	PT Astra International Tbk	$150,979
245,500	PT Bank Mandiri Tbk	182,754
1,023,500	PT BW Plantation Tbk	126,421
17,500	PT Gudang Garam Tbk	119,755
527,000	PT Media Nusantara Citra Tbk	76,136
1,081,500	PT Ramayana Lestari Sentosa Tbk	85,876
139,000	PT Surya Citra Media Tbk	120,253
71,000	PT United Tractors Tbk	206,325

		1,068,499

MALAYSIA: 4.3%
160,900	Genting Malaysia Berhad	194,400
70,000	Multi-Purpose Holdings Bhd	58,959

		253,359

PHILIPPINES: 5.1%
74,450	San Miguel Corp.	198,284
343,300	SM Prime Holdings Inc.	104,113

		302,397

THAILAND: 1.4%
16,200	PTT Exploration and Production Public Co. Ltd.	86,520

UNITED STATES: 1.6%
1,467	Cognizant Technology Solutions Corp. (a)	94,343

TOTAL COMMON STOCKS
(Cost $4,415,555)		4,487,149

EXCHANGE TRADED FUND: 16.0%
INDIA: 16.0%
58,138	PowerShares India Portfolio (a)	947,649

TOTAL EXCHANGE TRADED FUND
(Cost $956,128)		947,649

SHORT TERM INVESTMENT: 18.8%
MONEY MARKET INVESTMENT: 18.8%
1,115,957	First American Government Obligations Fund, 0.00% (b)	1,115,957

TOTAL SHORT TERM INVESTMENT
(Cost $1,115,957)		1,115,957

TOTAL INVESTMENTS
(Cost $6,487,640), 110.4%		6,550,755
LIABILITIES IN EXCESS OF OTHER ASSETS, (10.4)%		(616,398)

TOTAL NET ASSETS, 100.0%		$5,934,357

(a)	Non Income Producing.
(b)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Sector	% of Net Assets
Consumer Discretionary	24.2%
Consumer Staples	14.2%
Energy	3.8%
Financials	12.4%
Health Care	2.5%
Industrials	5.7%
Information Technology	9.8%
Telecommunication Services	3.0%
Exchange Traded Fund	16.0%
Short Term Investment	18.8%

TOTAL INVESTMENTS	110.4%

Liabilities in Excess of Other Assets	(10.4)%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
China	$225,644	$—	$—	$225,644
Hong Kong	1,914,850	—	—	1,914,850
India	541,537	—	—	541,537
Indonesia	1,068,499	—	—	1,068,499
Malaysia	253,359	—	—	253,359
Philippines	302,397	—	—	302,397
Thailand	86,520	—	—	86,520
United States	94,343	—	—	94,343

Total Common Stock	4,487,149	—	—	4,487,149

Exchange Traded Fund	947,649	—	—	947,649

Short Term Investment	1,115,957	—	—	1,115,957

Total Investments in Securities	$6,550,755	$—	$—	$6,550,755

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2011

	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio

ASSETS
Investments in securities at cost	$13,149,451	$15,347,640	$85,502,723

Investments in securities at value**	$16,603,728	$16,948,817	$101,858,687
Receivables:
Fund shares sold	1,307	1,946	7,914,552
Securities sold	—	—	428,381
Dividends and interest	—	4,819	270,086
Prepaid expenses	4,818	4,891	9,062

Total assets	16,609,853	16,960,473	110,480,768

LIABILITIES
Payable upon return of securities loaned (Note 2)	1,512,644	1,531,732	—
Payables:
Custodian	1,172	1,339	7,534
Fund shares redeemed	36,403	34,805	84,403
Securities purchased	—	—	3,195,187
Advisory fees	10,872	11,818	53,382
Service fees	1,977	1,991	12,319
Administration fees	4,100	3,260	16,972
Distribution fees	10,325	10,119	57,604
Accrued expenses	30,026	31,372	41,736

Total liabilities	1,607,519	1,626,436	3,469,137

NET ASSETS	$15,002,334	$15,334,037	$107,011,631

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	974,972	883,933	3,813,170

Net asset value per share	$15.39	$17.35	$28.06

Maximum offering price per share* (Net asset value divided by 94.25%)	$16.33	$18.41	$29.77

COMPONENTS OF NET ASSETS
Paid in capital	$22,447,397	$28,867,666	$101,957,167
Undistributed net investment income	—	—	554,989
Accumulated net realized loss on investments	(10,899,340)	(15,134,806)	(11,856,492)
Net unrealized appreciation on:
Investments	3,454,277	1,601,177	16,355,964
Foreign currency	—	—	3

Net assets	$15,002,334	$15,334,037	$107,011,631

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $1,432,239, $1,443,067 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2011

	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio

ASSETS
Investments in securities at cost	$119,678,312	$513,209,848	$6,487,640

Investments in securities at value**	$120,857,656	$505,459,786	$6,550,755
Cash	—	3,940,865	—
Receivables:
Fund shares sold	17,629	1,835,602	2,190
Securities sold	—	1,192,164	—
Advisory fees	—	—	15,591
Dividends and interest	1,460,410	6,523,086	—
Prepaid expenses	9,042	32,451	990
Unrealized gain/(loss) on forward foreign currency contracts	—	49,486	—

Total assets	122,344,737	519,033,440	6,569,526

LIABILITIES
Payable upon return of securities loaned (Note 2)	14,190,647	—	—
Payables:
Custodian	7,145	455	850
Fund shares redeemed	23,407	657,576	7,342
Securities purchased	—	19,983,039	607,777
Advisory fees	29,940	207,374	—
Service fees	13,298	56,139	360
Administration fees	16,363	48,110	1,071
Distribution fees	62,239	291,314	599
Accrued expenses	44,278	105,893	17,170

Total liabilities	14,387,317	21,349,900	635,169

NET ASSETS	$107,957,420	$497,683,540	$5,934,357

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	4,203,607	19,024,173	234,772

Net asset value per share	$25.68	$26.16	$25.28

Maximum offering price per share* (Net asset value divided by 94.25%)	$27.25	$27.76	$26.82

COMPONENTS OF NET ASSETS
Paid in capital	$109,541,929	$505,168,928	$5,876,716
Undistributed (distributions in excess of) net investment income	153,854	541,859	(5,094)
Accumulated net realized loss on investments	(2,917,707)	(319,914)	—
Net unrealized appreciation (depreciation) on:
Investments	1,179,344	(7,750,062)	63,115
Foreign currency	—	42,729	(380)

Net assets	$107,957,420	$497,683,540	$5,934,357

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $13,887,940, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2011

	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio

INVESTMENT INCOME
Income
Dividends	$265,357 (1)	$315,201 (1)	$3,740,437 (1)
Interest	8	8	82,411
Income from securities lending	7,659	9,675	—

Total income	273,024	324,884	3,822,848

Expenses
Advisory fees	149,901	146,187	532,318
12b-1 fees (Note 3)	74,951	73,093	204,737
Service fees	44,970	43,856	122,842
Fund accounting fees	26,140	26,045	40,379
Administration fees	37,706	36,506	94,161
Transfer agent fees	24,568	25,336	36,124
Registration expense	15,138	16,201	24,832
Audit fees	16,054	16,054	16,054
Custody fees	6,230	6,318	23,310
Legal fees	7,433	7,343	19,329
Reports to shareholders	9,113	9,313	18,094
Trustee fees	3,338	3,286	7,706
Insurance expense	1,341	1,291	2,682
Miscellaneous	1,095	1,095	1,149

Total expenses	417,978	411,924	1,143,717
Add: interest expenses (Note 6)	1,528	1,399	130

Net expenses	419,506	413,323	1,143,847

Net investment income (loss)	(146,482)	(88,439)	2,679,001

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	764,736	(413,679)	(1,399,383)
Foreign currency transactions	(29)	(41)	1,213
Change in net unrealized appreciation/depreciation on:
Investments	(7,080,526)	(6,790,054)	5,848,829
Foreign currency translations	(12)	(12)	(56)

Net realized and unrealized gain (loss) on investments and foreign currency	(6,315,831)	(7,203,786)	4,450,603

Net increase (decrease) in net assets resulting from operations	$(6,462,313)	$(7,292,225)	$7,129,604

(1)	Net of foreign tax withheld of $4,086 for Large Growth Portfolio, $4,175 for Large Value Portfolio and $75,503 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2011

	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio

INVESTMENT INCOME
Income
Dividends	$136,357	$786
Interest	4,168,633	25,323,560
Income from securities lending	10,152	—

Total income	4,315,142	25,324,346

Expenses
Advisory fees	353,292	1,818,720
12b-1 fees (Note 3)	220,808	909,360
Service fees	132,485	511,492
Fund accounting fees	66,937	179,659
Administration fees	98,179	315,767
Transfer agent fees	28,023	74,804
Registration expense	24,297	55,459
Audit fees	15,954	22,966
Custody fees	22,427	126,780
Legal fees	23,055	127,422
Reports to shareholders	13,250	43,982
Trustee fees	8,227	29,195
Insurance expense	3,097	8,657
Miscellaneous	1,124	1,249

Total expenses	1,011,155	4,225,512
Add: expenses recouped by Advisor (Note 3)	4,560	—
Add: interest expenses (Note 6)	837	—

Net expenses	1,016,552	4,225,512

Net investment income	3,298,590	21,098,834

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	815,878	3,393,550
Foreign currency transactions	—	30,776
Change in net unrealized appreciation/depreciation on:
Investments	(1,574,380)	(18,396,386)
Foreign currency translations	—	42,729

Net realized and unrealized loss on investments and foreign currency	(758,502)	(14,929,331)

Net increase in net assets resulting from operations	$2,540,088	$6,169,503

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Period December 15, 2011(1) through December 31, 2011

Emerging Markets Portfolio

INVESTMENT INCOME
Income
Dividends	$221

Total income	221

Expenses
Advisory fees	2,397
12b-1 fees (Note 3)	599
Service fees	360
Fund accounting fees	1,564
Administration fees	1,071
Transfer agent fees	1,275
Registration expense	6,732
Audit fees	2,363
Custody fees	850
Legal fees	255
Reports to shareholders	4,012
Trustee fees	1,292
Insurance expense	119
Miscellaneous	493

Total expenses	23,382
Less: expenses waived and reimbursed (Note 3)	(17,988)

Net expenses	5,394

Net investment loss	(5,173)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain (loss) on:
Investments	1,366
Foreign currency transactions	(5,094)
Change in net unrealized appreciation/depreciation on:
Investments	63,115
Foreign currency translations	(380)

Net realized and unrealized gain on investments	59,007

Net increase in net assets resulting from operations	$53,834

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(146,482)	$(112,236)	$(88,439)	$(43,705)
Net realized gain (loss) on:
Investments	764,736	2,299,828	(413,679)	1,217,453
Foreign currency	(29)	(8)	(41)	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(7,080,538)	4,132,961	(6,790,066)	4,804,861

Net increase (decrease) in net assets resulting from operations	(6,462,313)	6,320,545	(7,292,225)	5,978,609

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(157,291)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,926,634	4,226,240	6,524,537	5,119,784
Proceeds from reinvestment of distribution	—	—	—	152,888
Cost of shares redeemed	(19,275,586)	(6,762,642)	(17,755,704)	(6,489,975)
Redemption fees	1,647	701	2,641	1,034

Net decrease in net assets resulting from share transactions	(13,347,305)	(2,535,701)	(11,228,526)	(1,216,269)

Total increase (decrease) in net assets	(19,809,618)	3,784,844	(18,520,751)	4,605,049

NET ASSETS
Beginning of year	34,811,952	31,027,108	33,854,788	29,249,739

End of year	$15,002,334	$34,811,952	$15,334,037	$33,854,788

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	312,341	256,357	303,517	258,644
Shares issued on reinvestment of distribution	—	—	—	6,997
Shares redeemed	(1,163,992)	(412,535)	(938,607)	(331,450)

Net decrease	(851,651)	(156,178)	(635,090)	(65,809)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,679,001	$2,084,917	$3,298,590	$2,728,599
Net realized gain (loss) on:
Investments	(1,399,383)	(1,300,369)	815,878	431,996
Foreign currency	1,213	524	—	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	5,848,773	9,608,855	(1,574,380)	1,647,066

Net increase in net assets resulting from operations	7,129,604	10,393,927	2,540,088	4,807,661

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,680,214)	(2,084,679)	(3,317,162)	(2,731,472)
From paid in capital	(502,299)	(580,319)	—	—

Total distributions to shareholders	(3,182,513)	(2,664,998)	(3,317,162)	(2,731,472)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	49,570,720	14,723,841	66,170,191	35,111,167
Proceeds from reinvestment of distribution	2,937,873	2,448,117	3,005,607	2,512,440
Cost of shares redeemed	(20,226,432)	(13,248,993)	(36,350,191)	(25,433,748)
Redemption fees	20,499	3,267	5,365	10,377

Net increase in net assets resulting from share transactions	32,302,660	3,926,232	32,830,972	12,200,236

Total increase in net assets	36,249,751	11,655,161	32,053,898	14,276,425

NET ASSETS
Beginning of year	70,761,880	59,106,719	75,903,522	61,627,097

End of year	$107,011,631	$70,761,880	$107,957,420	$75,903,522

Undistributed net investment income	$554,989	$603,476	$153,854	$168,666

CHANGE IN SHARES
Shares sold	1,802,340	591,364	2,543,831	1,361,710
Shares issued on reinvestment of distribution	107,354	97,482	115,788	97,569
Shares redeemed	(743,554)	(534,420)	(1,387,721)	(982,000)

Net increase	1,166,140	154,426	1,271,898	477,279

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio		Emerging Markets Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010	December 15, 2011(1) through 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$21,098,834	$13,811,662	$(5,173)
Net realized gain (loss) on:
Investments	3,393,550	3,921,049	1,366
Foreign currency	30,776	—	(5,094)
Change in net unrealized appreciation/ depreciation on investments	(18,353,657)	4,757,450	62,735

Net increase in net assets resulting from operations	6,169,503	22,490,161	53,834

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,481,874)	(14,187,056)	—
From net realized gain	(5,263,681)	(2,626,309)	—

Total distributions to shareholders	(25,745,555)	(16,813,365)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	297,254,203	98,330,046	5,887,865
Proceeds from reinvestment of distribution	23,867,798	14,980,094	—
Cost of shares redeemed	(61,814,837)	(27,217,503)	(7,492)
Redemption fees	15,387	5,883	150

Net increase in net assets resulting from share transactions	259,322,551	86,098,520	5,880,523

Total increase in net assets	239,746,499	91,775,316	5,934,357

NET ASSETS
Beginning of year	257,937,041	166,161,725	—

End of year	$497,683,540	$257,937,041	$5,934,357

Undistributed (distributions in excess of) net investment income	$541,859	$253,606	$(5,094)

CHANGE IN SHARES
Shares sold	10,961,285	3,629,364	235,069
Shares issued on reinvestment of distribution	897,878	556,428	—
Shares redeemed	(2,270,555)	(1,006,240)	(297)

Net increase	9,588,608	3,179,552	234,772

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Year Ended 12/31/11		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$19.06		$15.65		$12.73		$20.65	$19.46

Income from investment operations:
Net investment income (loss)	(0.09	)(2)	(0.06	)(1)	0.02		0.05	0.01
Net realized and unrealized gain (loss) on investments	(3.58)		3.47		2.92		(7.92)	1.62

Total from investment operations	(3.67)		3.41		2.94		(7.87)	1.63

Less distributions:
From net investment income	—		—		(0.02)		(0.05)	(0.01)
From net realized gain	—		—		—		—	(0.43)

Total distributions	—		—		(0.02)		(0.05)	(0.44)

Net asset value, end of period	$15.39		$19.06		$15.65		$12.73	$20.65

Total return	(19.25)%		21.79%		23.11%		(38.09)%	8.38%

Ratios/supplemental data:
Net assets, end of period (millions)	$15.0		$34.8		$31.0		$29.0	$53.9

Portfolio turnover rate	29.58%		48.44%		94.39%		40.48%	81.88%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.40	%(3)	1.31%		1.43%		1.31%	1.23%
After fees waived and expenses absorbed/recouped	1.40	%(3)	1.31%		1.41	%(4)	1.25%	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.49)%		(0.36)%		0.12%		0.21%	0.04%
After fees waived and expenses absorbed/recouped	(0.49)%		(0.36)%		0.14%		0.27%	0.05%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the year ended December 31, 2011 was 0.01%.
(4)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Year Ended 12/31/11		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$22.29		$18.46		$16.84		$28.99	$29.02

Income from investment operations:
Net investment income (loss)	(0.07	)(2)	(0.02	)(1)	0.10		0.32	0.37
Net realized and unrealized gain (loss) on investments	(4.87)		3.95		1.63		(12.14)	0.59

Total from investment operations	(4.94)		3.93		1.73		(11.82)	0.96

Less distributions:
From net investment income	—		(0.10)		(0.11)		(0.22)	(0.37)
From net realized gain	—		—		—		(0.11)	(0.62)

Total distributions	—		(0.10)		(0.11)		(0.33)	(0.99)

Net asset value, end of period	$17.35		$22.29		$18.46		$16.84	$28.99

Total return	(22.16)%		21.32%		10.31%		(40.77)%	3.34%

Ratios/supplemental data:
Net assets, end of period (millions)	$15.3		$33.9		$29.2		$28.9	$59.2

Portfolio turnover rate	27.54%		47.38%		95.28%		54.72%	20.23%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.41%		1.31%		1.45%		1.32%	1.20%
After fees waived and expenses recouped	1.41%		1.31%		1.44	%(3)	1.25%	1.20%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.30)%		(0.14)%		0.59%		1.13%	1.23%
After fees waived and expenses recouped	(0.30)%		(0.14)%		0.60%		1.20%	1.23%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$26.73	$23.71	$20.87		$28.69	$29.72

Income from investment operations:
Net investment income	0.90 (2)	0.82 (2)	0.90		0.93	1.51 (1)
Net realized and unrealized gain (loss) on investments	1.46	3.24	2.94		(7.73)	(0.91)

Total from investment operations	2.36	4.06	3.84		(6.80)	0.60

Less distributions:
From net investment income	(0.88)	(0.81)	(0.87)		(0.93)	(1.51)
From net realized gain	—	—	—		—	(0.06)
Return of capital	(0.16)	(0.23)	(0.13)		(0.09)	(0.07)

Total distributions	(1.04)	(1.04)	(1.00)		(1.02)	(1.64)

Paid in capital from redemption fees (Note 2)	0.01	0.00 (3)	0.00	(3)	0.00 (3)	0.01

Net asset value, end of period	$28.06	$26.73	$23.71		$20.87	$28.69

Total return	9.02%	17.48%	19.21%		(24.31)%	1.91%

Ratios/supplemental data:
Net assets, end of period (millions)	$107.0	$70.8	$59.1		$52.3	$74.5

Portfolio turnover rate	20.60%	16.17%	15.69%		6.80%	12.73%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.40%	1.35%	1.48%		1.39%	1.34%
After fees waived and expenses absorbed/recouped	1.40%	1.35%	1.47	%(4)	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.27%	3.29%	4.24%		3.93%	5.14%
After fees waived and expenses absorbed/recouped	3.27%	3.29%	4.25%		3.97%	5.13%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$25.89	$25.11	$24.68		$26.28	$26.14

Income from investment operations:
Net investment income	0.97 (1)	0.95	0.95		1.26	1.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.79	0.44		(1.60)	0.14

Total from investment operations	0.74	1.74	1.39		(0.34)	1.31

Less distributions:
From net investment income	(0.95)	(0.96)	(0.96)		(1.26)	(1.17)

Net asset value, end of period	$25.68	$25.89	$25.11		$24.68	$26.28

Total return	2.88%	7.01%	5.77%		(1.33)%	5.11%

Ratios/supplemental data:
Net assets, end of period (millions)	$108.0	$75.9	$61.6		$52.4	$56.0

Portfolio turnover rate	58.40%	52.39%	70.22%		47.41%	47.46%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.15%	1.12%	1.22%		1.17%	1.14%
After fees waived and expenses absorbed	1.15%	1.15%	1.12	%(2)	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.74%	3.82%	3.89%		4.63%	4.37%
After fees waived and expenses absorbed	3.74%	3.79%	3.99%		4.90%	4.61%

(1)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Year Ended 12/31/11	Year Ended 12/31/10	July 1, 2009(1) through 12/31/09

Net asset value, beginning of period	$27.34	$26.56	$25.00

Income from investment operations:
Net investment income(2)	1.58	1.79	0.76
Net realized and unrealized gain (loss) on investments	(1.02)	1.07	1.38

Total from investment operations	0.56	2.86	2.14

Less distributions:
From net investment income	(1.45)	(1.79)	(0.52)
From net realized gain	(0.29)	(0.29)	(0.06)

Total distributions	(1.74)	(2.08)	(0.58)

Net asset value, end of period	$26.16	$27.34	$26.56

Total return	2.04%	11.10%	8.60	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$497.7	$257.9	$166.2

Portfolio turnover rate	59.65%	61.60%	22.29	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.16%	1.18%	1.21	%(4)
After fees waived and expenses absorbed	1.16%	1.18%	1.21	%(4)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.80%	6.60%	5.82	%(4)
After fees waived and expenses absorbed	5.80%	6.60%	5.82	%(4)

(1)	Commencement of operations.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Emerging Markets Portfolio
	December 15, 2011(1) through 12/31/2011
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment loss	(0.02	)(2)
Net realized and unrealized gain on investments	0.30

Total from investment operations	0.28

Net asset value, end of period	$25.28

Total return	1.12	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$5.9

Portfolio turnover rate	5.77	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	9.74	%(4)
After fees waived and expenses absorbed/recouped	2.25	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(9.64	)%(4)
After fees waived and expenses absorbed/recouped	(2.15	)%(4)

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2011

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio and Rochdale Emerging Markets Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009. The Emerging Markets Portfolio commenced operations on December 15, 2011.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

The Rochdale Emerging Markets Portfolio is an equity/fixed income portfolio that contains securities domiciled in emerging market countries with the investment objective of long-term capital appreciation. It seeks to achieve its investment objective by investing in emerging market companies regardless of capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day,

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the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued subsequent event standards. The Portfolios adopted these standards which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Trust has evaluated subsequent events after December 31, 2011 and determined that there were no events that would require adjustment to or additional disclosure in these financial statements.

In May 2011, the FASB issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Portfolios’ financial statements.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.

Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as

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occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Large Cap Growth Portfolio	$—	$—
Large Cap Value Portfolio	—	135
Dividend & Income Portfolio	—	2,049,901
Intermediate Fixed Income Portfolio	—	145,438
Fixed Income Opportunities Portfolio	—	260,947
Emerging Markets Portfolio	5,094	—

The Dividend & Income Portfolio also had passive loss deferrals in the amount of $289,543.

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2011, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2016	2017	2018	Short Term Unlimited	Long Term Unlimited	Total
Large Cap Growth Portfolio	$1,950,895	$8,948,445	$—	$—	$—	$10,899,340
Large Cap Value Portfolio	3,653,346	11,065,414	—	415,911	—	15,134,671
Dividend & Income Portfolio	1,513,139	6,396,837	1,455,054	—	371,911	9,736,941
Intermediate Fixed Income Portfolio	529,324	2,240,343	—	—	—	2,769,667

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted and the provisions within the RIC Act are effective for the Trust for the year ended December 31, 2011. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

The Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of December 31, 2011, open Federal tax years include the tax year ended December 31, 2008 through December 31, 2011.

D.

Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the

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accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund has also made certain investments in partnerships which pay dividends to their shareholders based on available funds from operations. The Fund intends to include the gross dividends from such REITs and partnerships in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails

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financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2011, the following Portfolios loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$1,432,239	$1,512,644
Rochdale Large Value Portfolio	1,443,067	1,531,732
Rochdale Intermediate Fixed Income Portfolio	13,887,940	14,190,647

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2011 permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	146,482	29	(146,511)
Rochdale Large Value Portfolio	88,439	41	(88,480)
Rochdale Dividend & Income Portfolio	(47,274)	(1,213)	48,487
Rochdale Intermediate Fixed Income Portfolio	3,760	(3,760)	—
Rochdale Fixed Income Opportunities Portfolio	(328,707)	(30,520)	359,227
Rochdale Emerging Markets Portfolio	79	3,728	(3,807)

L.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.

Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In

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addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

N.	High-Yield Bonds. The Intermediate Fixed Income Portfolio and Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

O.

Floating Rate Loans and Related Instruments. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments are not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership. The Portfolio’s purchases and sales of floating rate loans and related instruments often occur with delivery or payment dates beyond the normal settlement

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period. At the time the Portfolio enters into a commitment to purchase or sell such loans, the transaction is recorded at the value of the loan. When these transactions settle, the buyer compensates the seller an amount related to the income opportunity cost related to the delayed settlement. Certain risks may arise upon entering into delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

P.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

Q.	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Portfolio may invest in restricted securities that are consistent with a Portfolio’s investment objective and investment strategies. A Portfolio will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Portfolio’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Portfolio or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth and Large Value Portfolios; 0.40% from the Intermediate Fixed Income Portfolio; 0.50% from the Fixed Income Opportunities Portfolio; and 1.00% from the Emerging Markets Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for its services, Federated Global Investment Management Corp. and Seix Investment Advisors LLC are entitled to a monthly fee at the annual rate of 0.40% paid by the Advisor and GML Capital LLP is entitled to a monthly fee at the annual rate of 0.50% paid by the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the

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annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.15%, 1.50% and 2.25% of average net assets for the Rochdale Large Growth, Large Value, Dividend & Income, Intermediate Fixed Income, Fixed Income Opportunities and Emerging Markets Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35% and 0.90% for the Large Growth, Large Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations in effect at the time the expense or fee was reduced. For the year ended December 31, 2011, the Advisor has recouped expenses previously reimbursed of $4,560 for the Intermediate Fixed Income Portfolio and the Advisor has reimbursed expenses in excess of the limit in the amount of $17,988 for the Emerging Markets Portfolio.

At December 31, 2011, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$4,155
Rochdale Large Value Portfolio	2,534
Rochdale Dividend & Income Portfolio	5,751
Rochdale Intermediate Fixed Income Portfolio	28,727
Rochdale Emerging Markets Portfolio	17,988

At December 31, 2011, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2012	2013	2014
Rochdale Large Growth Portfolio	$4,155	$0	$0
Rochdale Large Value Portfolio	2,534	0	0
Rochdale Dividend & Income Portfolio	5,751	0	0
Rochdale Intermediate Fixed Income Portfolio	28,727	0	0
Rochdale Emerging Markets Portfolio	0	0	17,988

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RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the year ended December 31, 2011 and since inception (December 15, 2011) through December 31, 2011 for the Emerging Markets Portfolio as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$37
Rochdale Large Value Portfolio	2
Rochdale Dividend & Income Portfolio	4,479
Rochdale Intermediate Fixed Income Portfolio	0
Rochdale Fixed Income Opportunities Portfolio	2,030
Rochdale Emerging Markets Portfolio	0

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the year ended December 31, 2011 and since inception (December 15, 2011) through December 31, 2011 for the Emerging Markets Portfolio, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$74,951
Rochdale Large Value Portfolio	73,093
Rochdale Dividend & Income Portfolio	204,737
Rochdale Intermediate Fixed Income Portfolio	220,808
Rochdale Fixed Income Opportunities Portfolio	909,360
Rochdale Emerging Markets Portfolio	599

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2011, RIM Securities LLC received $683 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

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NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2011 and since inception (December 15, 2011) through December 31, 2011 for the Emerging Markets Portfolio, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$8,186,339	$27,208,777
Rochdale Large Value Portfolio	7,282,915	25,807,841
Rochdale Dividend & Income Portfolio	38,957,639	16,510,752
Rochdale Intermediate Fixed Income Portfolio	49,902,110	34,530,539
Rochdale Fixed Income Opportunities Portfolio	342,404,952	185,828,677
Rochdale Emerging Markets Portfolio	5,642,865	272,547

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the year ended December 31, 2011 and since inception (December 15, 2011) through December 31, 2011 for the Emerging Markets Portfolio, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	19,168,917	13,186,360
Rochdale Fixed Income Opportunities Portfolio	—	—
Rochdale Emerging Markets Portfolio	—	—

NOTE 5 – DERIVATIVES AND HEDGING DISCLOSURES

Derivatives and Hedging requires enhanced disclosures about a Portfolio's derivative and hedging activities, including how such activities are accounted for and their effects on a Portfolio's financial position, performance and cash flows. The Fixed Income Opportunities Portfolio invested in a forward contract during the year ended December 31, 2011.

The effects of these derivative instruments on the Portfolio's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2011 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Fair Value
Foreign currency contract	Unrealized gain/(loss) on forward foreign currency contracts	$49,486

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The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2011 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$25,025

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$49,486

NOTE 6 – TAX INFORMATION

As of December 31, 2011, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio
Cost of investments for tax purposes	$13,149,451	$15,347,640

Gross tax unrealized appreciation	3,454,277	1,723,638
Gross tax unrealized depreciation	—	(122,461)

Net tax unrealized appreciation on investments*	3,454,277	1,601,177
Undistributed ordinary income	—	—
Other accumulated losses	(10,899,340)	(15,134,806)

Total accumulated losses	$(7,445,063)	$(13,533,629)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio
Cost of investments for tax purposes	$84,727,841	$119,680,914	$513,268,815	$6,487,640

Gross tax unrealized appreciation	22,751,453	2,679,704	6,047,955	105,081
Gross tax unrealized depreciation	(5,620,607)	(1,502,962)	(13,856,984)	(41,966)

Net tax unrealized appreciation (depreciation) on investments*	17,130,846	1,176,742	(7,809,029)	63,115
foreign currency	3	—	—	(380)
Undistributed ordinary income	—	153,854	584,588	—
Undistributed gains	—	—	—	—
Other accumulated losses	(12,076,385)	(2,915,105)	(260,947)	(5,094)

Total accumulated earnings/(losses)	$5,054,464	$(1,584,509)	$(7,485,388)	$57,641

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2011 and since inception (December 15, 2011) through December 31, 2011 for the Emerging Markets Portfolio was as follows:

	Long-Term Capital Gains Total	Ordinary Income Total	Return of Capital Total
Dividend & Income Portfolio	$—	$2,680,214	$502,299
Intermediate Fixed Income Portfolio	—	3,317,162	—
Fixed Income Opportunities Portfolio	4,793,403	20,952,152	—

The tax composition of dividends for the year ended December 31, 2010 was as follows:

	Long-Term Capital Gains Total	Ordinary Income Total	Return of Capital Total
Large Value Portfolio	$—	$157,291	$—
Dividend & Income Portfolio	—	2,084,679	580,319
Intermediate Fixed Income Portfolio	—	2,731,472	—
Fixed Income Opportunities Portfolio	710,007	16,103,358	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

NOTE 7 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities and Emerging Markets Portfolios, has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2011, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$1,528	2.75%	$907,773	$2,000,000
Rochdale Large Value Portfolio	2,000,000	1,399	2.75	915,750	2,000,000
Rochdale Dividend & Income Portfolio	2,000,000	130	2.75	243,286	296,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	837	2.75	840,692	1,245,000

Average borrowing activity was calculated using the number of days for amounts outstanding in the Large Growth, Large Value, Dividend & Income and Intermediate Fixed Income Funds, respectively.

NOTE 8 – PROXY RESULTS (UNAUDITED)

On August 12, 2011, a special meeting of Shareholders was held to consider approving Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones as members of the Board of Trustees of the Trust since three Independent Trustees recently resigned from the Board of Trustees of the Trust, two of which had met or were approaching the Trust’s retirement age of 75. The following table illustrates the specifics of the vote:

	For	Against	Abstain
Jay C. Nadel	19,510,691	17,985	3,322,476
Daniel A. Hanwacker	19,520,870	7,807	3,322,476
Susan Henshaw Jones	19,521,183	7,494	3,322,476

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio, and Rochdale Emerging Markets Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2011, with respect to the Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Dividend & Income Portfolio, and Rochdale Intermediate Fixed Income Portfolio, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Rochdale Fixed Income Opportunities Portfolio, the statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended, and financial highlights for the period July 1, 2009 (commencement of operations) to December 31, 2009, with respect to the Rochdale Emerging Markets Portfolio, the statement of operations, statement of changes, and financial highlights for the period December 15, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio, and Rochdale Emerging Markets Portfolio as of December 31, 2011, the results of their operations, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2012

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 65	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	6	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 54	President, Vice Chairman and Trustee	Since 1998 Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	6	*

William O’Donnell 570 Lexington Avenue New York, NY 10022 Age: 47	Treasurer	Since 2011

Chief Financial Officer of Rochdale Investment Management LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee – Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.

				N/A	N/A

Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors.	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 40	Secretary	Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Age: 60	Trustee	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management & consulting and executive search services)	6	*

Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Age: 64	Trustee	Since 2011	President and Director, Museum of the City of New York.	6	*

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 53	Trustee	Since 2011	Financial Services Consultant	6	Lapolla Industries, Inc. (2007-present);*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund LLC; and Rochdale International Trade Fixed Income Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Dividend & Income Portfolio	100.00%
Intermediate Fixed Income Portfolio	3.92%
Fixed Income Opportunities Portfolio	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2011 is as follows:

Dividend & Income Portfolio	95.70%
Intermediate Fixed Income Portfolio	4.00%
Fixed Income Opportunities Portfolio	0.00%

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$80,000	$96,000
Audit-Related Fees	$0	$0
Tax Fees	$16,000	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 12/31/2011	FYE 12/31/2010
Audit Related Fees	0%	0%

Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	$16,000	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

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Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date 3-6-12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date 3-6-12

By (Signature and Title) /s/ William O’Donnell

William O’Donnell, Treasurer

Date March 6, 2012

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